UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-24043

CION GROSVENOR INFRASTRUCTURE MASTER FUND, LLC

(Exact name of registrant as specified in charter)

100 PARK AVENUE

25TH FLOOR

NEW YORK, NEW YORK 10017

(Address of principal executive offices) (Zip code)

Patrick T. Quinn
100 Park Avenue, 25th Floor
New York, New York 10017

(Name and address of agent for service)

Copy to:

Michael A. Reisner Mark Gatto CION Grosvenor Management, LLC 100 Park Avenue, 25th Floor New York, New York 10017	Ryan Brizek, Esq. Simpson Thacher & Bartlett LLP 900 G Street, N.W. Washington, D.C. 20001	Girish Kashyap, Esq. GCM Grosvenor L.P. (formerly, Grosvenor Capital Management, L.P.) 900 North Michigan Avenue, Suite 1100 Chicago, Illinois 60611

Registrant’s telephone number, including area code: (646) 845-2577

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Item 1. Report to Stockholders.

(a)

CION INVESTMENTS | GCM GROSVENOR

CION GROSVENOR INFRASTRUCTURE MASTER FUND, LLC

March 31, 2026

ANNUAL REPORT

CION Grosvenor Infrastructure Master Fund, LLC	Management’s Discussion of Fund Performance (Unaudited)

March 31, 2026

Fellow Shareholders,

We are pleased to present the annual report for the CION Grosvenor Infrastructure Master Fund (the "Fund") for the fiscal year ended March 31, 2026.

For the 12 months ended March 31, 2026, the Fund returned 12.56%. Total managed net assets of the Fund were approximately $405 million as of March 31, 2026.

The Fund's performance for the fiscal year was broad-based with nearly all investments providing positive returns. Results were led by Energy, the Fund's largest sector exposure and strongest contributor to performance. The Fund's investments remained diversified across Transportation, Digital Infrastructure, Social Infrastructure, and Supply Chain, each of which contributed positively to Fund results. The portfolio also generated more than $28 million of cash during the year from investment exits, distributions, dividends, and interest income, supporting the Fund's liquidity profile.

The fiscal year was marked by continued macroeconomic and geopolitical volatility, including periods of market weakness related to trade policy uncertainty and renewed concerns regarding inflation, global trade routes, energy markets, and supply chain security. These developments reinforced several themes relevant to the Fund's portfolio, including energy security, domestic infrastructure resiliency, supply chain localization, and demand for digital infrastructure driven by cloud adoption, AI, and hyperscale computing.

Energy was the strongest contributor to Fund performance, benefiting from continued demand for reliable power generation, energy security, transmission infrastructure, storage, and resilient energy supply networks. The Fund's Calpine investments were significant contributors, benefiting from the Calpine / Constellation merger, which resulted in the Fund receiving nearly $10 million in proceeds and direct ownership of Constellation Energy common stock. Other energy-related investments also contributed positively, including conventional power, midstream, and related infrastructure assets.

Digital Infrastructure was the second-largest contributor to Fund performance. The sector continued to benefit from strong demand for data center capacity, supported by increased cloud usage, AI-related computing needs, and growth in hyperscale demand. Nearly all of the Fund's digital infrastructure investments contributed positively during the year, with Vantage Data Centers among the strongest performers in the portfolio. We continue to view Digital Infrastructure as a long-term area of opportunity, while remaining selective given the importance of power availability, financing conditions, and entry valuations.

Transportation, Social Infrastructure, and Supply Chain investments also contributed positively to results. Within Transportation, JFK Terminal 6 was a leading performer supported, in part, by reaching key development milestones of the Terminal, which is expected to begin operations this year. The Fund's larger Transportation and Social Infrastructure investments also continued to provide stable investment yield, supporting the Fund's overall return and liquidity profile. These sectors remain important to the portfolio given their essential-service characteristics and, in many cases, contracted or regulated revenue frameworks.

As of March 31, 2026, the Fund had deployed approximately $305 million across 52 seasoned private infrastructure investments, representing exposure to 44 underlying assets. The Fund also maintained approximately $102 million in short-term investments available for near-term deployment. The portfolio remained diversified across sectors, geographies, and transaction types, including co-investments, single-asset secondaries, and direct investments. We believe this flexibility is valuable in periods of market volatility, as it allows the Fund to pursue opportunities across different parts of the infrastructure market and investment lifecycle.

A substantial majority of portfolio revenues are contracted or regulated, and many investments benefit from contractual inflation linkage. We believe these characteristics support cash flow visibility and help preserve real asset value in an environment where inflation, interest rates, and economic growth expectations remain uncertain. The portfolio is primarily diversified across North America and Europe, reflecting the depth of opportunity sets and the relative attractiveness of developed-market infrastructure frameworks.

Looking ahead, we continue to see attractive long-term demand drivers for private infrastructure investment, including aging utility grids, transmission expansion, renewable generation interconnection requirements, rising data center power demand, transportation modernization, and supply chain resiliency. We also believe the portfolio may benefit from realization activity, which could help crystallize value, generate distributions, and support reinvestment into new opportunities.

While the macroeconomic outlook remains uncertain, we believe the Fund is well positioned given its seasoned portfolio, liquidity profile, sourcing pipeline, and diversified exposure to essential infrastructure assets. We remain focused on investments with attractive risk-adjusted return potential, supported by downside mitigation, current income, contracted or regulated cash flows, and long-term value creation opportunities.

Annual Report | March 31, 2026	1

CION Grosvenor Infrastructure Master Fund, LLC	Management’s Discussion of Fund Performance (Unaudited)
March 31, 2026

We appreciate your continued support and look forward to updating you on the Fund's progress in future periods.

Sincerely,

CION Grosvenor Infrastructure Master Fund, LLC

Views expressed are those of CION Grosvenor Management as of the date of this communication, are subject to change at any time, and may differ from the views of other portfolio managers or of Grosvenor as a whole. Although these views are not intended to be a forecast of future events, a guarantee of future results, or investment advice, any forward-looking statements are not reliable indicators of future events and no guarantee is given that such activities will occur as expected or at all. Information contained herein has been obtained from sources believed to be reliable, but the accuracy and completeness of the information cannot be guaranteed. CION Grosvenor Management does not undertake any obligation to publicly update or review any forward-looking information, whether as a result of new information, future developments or otherwise, except as required by law. All investments involve risk, including possible loss of principal. Past performance is not indicative of future results.

CION Securities, LLC (CSL) is the wholesale marketing agent for CION Grosvenor Infrastructure Fund, advised by CION Grosvenor Management, LLC (CGM) and sub-advised by GCM Grosvenor, L.P. (GCMLP) with marketing services provided by ALPS Distributors, Inc (ADI). CSL, member FINRA, and CGM and GCMLP are not affiliated with ADI, member FINRA.

2	www.cioninvestments.com

CION Grosvenor Infrastructure Master Fund, LLC	Management’s Discussion of Fund Performance (Unaudited)
March 31, 2026

Average Annual Total Returns (as of March 31, 2026)

	1 - Year	Since Inception	Inception Date
CION Grosvenor Infrastructure Master Fund	12.56%	9.87%	1/22/2025
S&P Global Infrastructure Index (TR)	26.91%	23.20%	11/16/2001

Past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares when repurchased, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.

Performance of $10,000 Initial Investment (as of March 31, 2026)

The chart above represents the hypothetical growth of a $10,000 investment in the Fund. The Fund's performance assumes the reinvestment of dividends and distributions. The returns of the S&P Global Infrastructure Index (TR) assumes reinvestment of dividends and does not reflect any fees or expenses. If fees and expenses were included in the index returns, the performance of the index would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Annual Report | March 31, 2026	3

CION Grosvenor Infrastructure Master Fund, LLC	Consolidated Schedule of Investments
March 31, 2026

	Geographic	Acquisition			Percentage of
Private Infrastructure Investments - 67.70%(a)(b)	Region	Date(c)	Cost	Fair Value	Net Assets
Co-Investments - 55.80%
Equity Interests - 47.92%
Transportation - 14.02%
CAV UK JV Limited(d)(e)	Europe	3/31/2025	$4,583,984	$4,895,363	1.21%
Corsair-Vantage Airport Fund, L.P.(e)	North America	7/1/2024	664,031	2,893,358	0.71%
Dalmore Infrastructure Investments 40 LP(d)	United Kingdom	7/1/2024	4,168,291	4,233,914	1.05%
EDGE Orbital Holdings 2 Ltd (M25 - Atkins) (10,658,007 Shares)(d)	United Kingdom	9/30/2024	514,493	567,570	0.14%
EDGE Orbital Holdings Ltd. (Connect Plus (M25)) (241,041,937 Shares)(d)	United Kingdom	9/30/2024	10,935,164	11,984,599	2.96%
InfraEuropa Co-Invest SCA	United Kingdom	6/27/2025	9,110,566	10,084,969	2.49%
KKR Apple Co-Invest L.P.	North America	7/1/2024	3,154,529	5,054,857	1.25%
Moon UK Midco Limited(d)	Europe	11/11/2024	4,632,583	5,014,466	1.24%
Vantage Airport Group (New York) LLC(d)	North America	12/4/2024	8,928,826	9,497,855	2.35%
Zephyr IA Partners LP(e)	North America	7/1/2024	1,854,483	2,515,379	0.62%
Total Transportation			$48,546,950	$56,742,330
Digital Infrastructure - 13.82%
BGIF IV PTI Co-Invest L.L.C.(e)	Global	7/1/2024	5,145,334	6,098,008	1.51%
Crown Co-Investment Fund SCSp(e)	United Kingdom	7/1/2024	1,750,486	2,223,495	0.55%
DB Aviator Europe, LP(d)	Europe	7/1/2024	799,964	934,828	0.23%
DB Aviator Holdings, LLC (Vantage Data Centers, LLC)	North America	7/1/2024	2,914,813	4,278,630	1.06%
DB Dino Holdings I, LP(e)	North America	7/1/2024	13,903,096	17,951,943	4.44%
DIV II Matrix Co-Invest II SCSp(e)	Europe	7/1/2024	3,159,875	6,018,854	1.49%
EQT Active Core Infrastructure Co-Investment (B) SCSp(e)	Europe	7/1/2024	4,190,811	5,459,630	1.35%
Fibre Networks Holdings S.a r.l.(d)(e)	Europe	7/1/2024	838,166	899,572	0.22%
Maxima Co-Invest, L.P.(e)	Middle East	7/1/2024	2,550,684	3,905,330	0.97%
Novacap TMT V Co-Investment (Stratus), L.P.	North America	7/1/2024	3,630,198	3,736,486	0.92%
Sculptor Real Estate MWID Co-Investment Fund LP	North America	7/1/2024	2,082,757	2,566,389	0.63%
Stonepeak Tiger (Co-Invest) Holdings (I-B) LP(e)	North America	7/1/2024	1,808,625	1,823,217	0.45%
Total Digital Infrastructure			$42,774,809	$55,896,382
Energy - 11.23%
AL GCX Co-Invest Feeder, L.P.(e)	North America	7/1/2024	1,847,278	3,209,208	0.79%
EBC WI LP(e)	North America	7/1/2024	3,953,519	6,804,529	1.68%
Jacmel Renewables I, LP(e)	North America	8/19/2025	8,139,797	8,210,598	2.03%
KKR GV Co-Invest L.P.(e)	Europe	11/8/2024	4,909,435	5,865,138	1.45%
QE Lux Holding SCS	North America	7/1/2024	3,012,502	3,554,691	0.88%
TW WTG Co-Invest LP(e)	North America	9/30/2024	4,318,133	8,372,938	2.07%
WD Thanos Blocker Feeder LLC(e)	North America	7/1/2024	4,096,124	7,701,305	1.90%
WSC Noble SCA SICAV RAIF(d)(e)	Europe	2/28/2025	1,576,333	1,749,749	0.43%
Total Energy			$31,853,121	$45,468,156
Social Infrastructure - 6.35%
Alba Topco S.a r.l.(d)	Europe	7/1/2024	4,129,189	6,387,500	1.58%
ECP V (Bears Co-Invest), LP(e)	United Kingdom	7/1/2024	2,019,017	3,142,349	0.78%
University College London Hospital Class B (93 Shares)(d)	United Kingdom	9/30/2024	12,098,762	12,057,967	2.98%
University College London Hospital Class C (14 Shares)(d)	United Kingdom	9/30/2024	18	–	–%
Viridor Energy (Investments) Limited(d)(e)	United Kingdom	7/1/2024	3,291,639	4,068,291	1.01%
Total Social Infrastructure			$21,538,625	$25,656,107

See Notes to Consolidated Financial Statements

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CION Grosvenor Infrastructure Master Fund, LLC	Consolidated Schedule of Investments
March 31, 2026

	Geographic	Acquisition			Percentage of
Private Infrastructure Investments - 67.70%(a)(b)	Region	Date(c)	Cost	Fair Value	Net Assets
Supply Chain - 2.50%
Duration Ports America Capital Partners, L.P.(e)	North America	7/1/2024	$3,229,735	$4,816,096	1.19%
Rand Holdings II, LP(d)	North America	7/1/2024	3,844,723	5,288,322	1.31%
Total Supply Chain			$7,074,458	$10,104,418
Total Equity Interests			$151,787,963	$193,867,393
Subordinated Debt - 7.88%
Social Infrastructure - 3.91%
University College London Hospital Subordinated
Unsecured Loan, 10.25% due 03/31/2040, Principal GBP 12,381,731(d)	United Kingdom	9/30/2024	15,857,088	15,819,092	3.91%

Transportation - 3.88%
EDGE Orbital Holdings 2 Ltd (M25 - Atkins), 11.85% due 03/31/2033, Principal GBP 42,370(d)	United Kingdom	9/30/2024	51,935	56,045	0.01%
EDGE Orbital Holdings 2 Ltd (M25 - Atkins), 6.50% due 03/31/2033, Principal GBP 456,699(d)	United Kingdom	9/30/2024	570,144	604,325	0.15%
EDGE Orbital Holdings Ltd. (Connect Plus (M25)), 11.85% due 03/31/2033, Principal GBP 1,433,440(d)	United Kingdom	9/30/2024	1,800,589	1,896,908	0.47%
EDGE Orbital Holdings Ltd. (Connect Plus (M25)), 6.50% due 03/31/2033, Principal GBP 9,929,320(d)	United Kingdom	9/30/2024	12,471,078	13,138,920	3.25%
Total Transportation			$14,893,746	$15,696,198
Supply Chain - 0.09%
Rand Holdings II, LP TL, 9.75% due 06/30/2030, Principal $356,483(d)	North America	7/1/2024	358,030	375,414	0.09%

Total Subordinated Debt			$31,108,864	$31,890,704
Total Co-Investments			$182,896,827	$225,758,097
Single-Asset Secondaries - 11.90%
Equity Interests - 11.90%
Energy - 6.29%
Arclight Renewable Infrastructure Fund SM SPV, L.P.(e)	North America	7/1/2024	1,872,290	2,162,770	0.53%
Avenue Golden Continuation Fund, L.P.(d)(e)	North America	7/1/2024	–	18,643	0.01%
FIC Matterhorn CF Feeder, LP(e)	North America	8/1/2025	3,488,614	4,281,060	1.06%
Riverstone Iris Continuation Fund, L.P.(e)	North America	11/13/2025	13,060,169	12,898,982	3.19%
WD Thunder CV LP(d)(e)	North America	7/1/2024	3,783,478	6,078,696	1.50%
Total Energy			$22,204,551	$25,440,151
Transportation - 3.30%
KSL Capital Partners CV I, L.P.(e)	North America	7/1/2024	2,721,487	4,260,084	1.05%
Strategic Value Spurs A, L.P.(e)	North America	12/13/2024	7,356,247	9,108,343	2.25%
Total Transportation			$10,077,734	$13,368,427
Digital Infrastructure - 1.10%

Stonepeak Zeno Holdings (CYM) LP(e)	United Kingdom	7/1/2024	3,908,285	4,447,871	1.10%

Social Infrastructure - 0.76%
KSL Capital Partners CV II 1, L.P.(e)	North America	7/1/2024	3,369,959	3,073,143	0.76%

Supply Chain - 0.45%
Barings Transportation Fund LP(e)	North America	7/1/2024	655,326	1,822,932	0.45%

Total Equity Interests			$40,215,855	$48,152,524
Total Single-Asset Secondaries			$40,215,855	$48,152,524
Total Private Infrastructure Investments			$223,112,682	$273,910,621

See Notes to Consolidated Financial Statements

Annual Report | March 31, 2026	5

CION Grosvenor Infrastructure Master Fund, LLC	Consolidated Schedule of Investments
March 31, 2026

	Geographic				Percentage of
Public Infrastructure Investments - 7.79%	Region	Shares	Cost	Fair Value	Net Assets
Common Stocks - 7.79%
Equity Interests - 7.79%
Energy - 7.79%
Constellation Energy Corporation(f)	North America	112,882	$18,017,164	$31,522,299	7.79%

Total Public Infrastructure Investments			$18,017,164	$31,522,299

				Percentage of
Short-Term Investments - 25.31%	Shares	Cost	Fair Value	Net Assets
Mutual Funds - 25.31%
BlackRock Liquidity Funds T-Fund, 3.54%(g)	10,238,274	10,238,274	10,238,274	2.53%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class, 3.55%(g)	35,833,960	35,833,960	35,833,960	8.86%
Goldman Sachs Financial Square Treasury Obligations Fund, 3.59%(g)	10,238,274	10,238,274	10,238,274	2.53%
Northern Institutional Treasury Portfolio, 3.68%(g)	46,072,952	46,072,952	46,072,952	11.39%
Total Short-Term Investments		$102,383,460	$102,383,460

Total Investments - 100.80%		$343,513,306	$407,816,380
Liabilities in Excess of Other Assets- (0.80)%			(3,237,907)
Net Assets - 100.00%			$404,578,473

(a)	Investments generally do not issue shares or hold outstanding principal unless where noted.
(b)	Private infrastructure investments generally issued in private transactions and generally restricted for resale. Investments do not allow redemptions and final distribution or realization date is not known at this time.
(c)	The acquisition date represents the date of the first purchase by the Master Fund or the Predecessor Fund (see Note 14). Each investment may have been purchased on various dates and for different amounts.
(d)	Level 3 investment in accordance with fair value hierarchy.
(e)	Investment has outstanding commitment which has not been fully funded (see Note 10).
(f)	Investment is subject to contractual resale restrictions, with 56,441 shares restricted until June 30, 2026 and 56,441 shares restricted until June 30, 2027.
(g)	The rate shown is the annualized 7-day yield as of March 31, 2026.

See Notes to Consolidated Financial Statements

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CION Grosvenor Infrastructure Master Fund, LLC	Consolidated Schedule of Investments
March 31, 2026

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS
						Unrealized
	Settlement	Receiving	Receiving	Delivering	Delivering	Appreciation/
Counterparty	Date	Currency	Amount	Currency	Amount	(Depreciation)
Goldman Sachs Bank USA	02/22/27	USD	1,460,962	EUR	1,235,499	$16,736
Goldman Sachs Bank USA	02/20/29	USD	99,407	EUR	81,763	2,149
Goldman Sachs Bank USA	06/26/28	USD	7,104,750	GBP	5,261,414	207,696
Goldman Sachs Bank USA	02/20/29	USD	539,167	GBP	403,380	13,732
						$240,313

Macquarie Bank Limited	07/31/30	GBP	3,291,401	USD	4,306,140	$(39,645)
Goldman Sachs Bank USA	02/22/27	USD	561,095	EUR	514,894	(40,786)
Goldman Sachs Bank USA	02/22/28	USD	558,882	EUR	505,044	(35,826)
Goldman Sachs Bank USA	03/31/28	USD	2,977,843	GBP	2,418,023	(175,137)
Goldman Sachs Bank USA	07/31/28	USD	13,283,968	GBP	10,789,070	(759,794)
Goldman Sachs Bank USA	02/20/29	USD	74,881	EUR	66,778	(4,552)
Macquarie Bank Limited	08/19/27	USD	3,195,242	EUR	2,804,812	(96,318)
Macquarie Bank Limited	02/22/28	USD	3,726,255	EUR	3,249,263	(99,874)
Macquarie Bank Limited	02/20/29	USD	515,268	EUR	444,236	(13,155)
Macquarie Bank Limited	02/20/29	USD	766,935	GBP	604,873	(20,960)
Macquarie Bank Limited	11/08/29	USD	4,116,434	EUR	3,522,987	(99,966)
Macquarie Bank Limited	01/09/30	USD	3,750,707	EUR	3,255,200	(144,885)
Macquarie Bank Limited	07/31/30	USD	15,581,192	GBP	12,749,314	(945,170)
Morgan Stanley	02/22/27	USD	3,449,425	GBP	2,731,136	(147,318)
Morgan Stanley	02/22/27	USD	1,951,908	EUR	1,733,796	(74,798)
Morgan Stanley	07/31/28	USD	19,349,334	GBP	15,692,256	(1,076,739)
Morgan Stanley	02/20/29	USD	235,296	GBP	186,654	(7,836)
Morgan Stanley	11/08/29	USD	4,015,739	EUR	3,452,321	(116,085)
Morgan Stanley	02/22/30	USD	1,374,445	EUR	1,211,050	(73,456)
						$(3,972,300)

See Notes to Consolidated Financial Statements

Annual Report | March 31, 2026	7

CION Grosvenor Infrastructure Master Fund, LLC	Consolidated Statement of Assets and Liabilities
March 31, 2026

ASSETS
Investments, at fair value (Cost $241,129,846)	$305,432,920
Short-term investments, at fair value (Cost $102,383,460)	102,383,460
Cash	158,329
Unrealized appreciation on forward foreign currency contracts	240,313
Receivable for shares issued	3,072,442
Interest receivable	1,602,471
Dividend receivable	48,144
Due from Adviser	221,918
Deferred credit facility issuance costs	498,968
Prepaid expenses	608,163
Total assets	414,267,128

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	3,972,300
Administration and fund accounting fees payable	856,615
Transfer agent fees payable	64,814
Advisory fees payable	539,505
Trustees fees and expenses payable	55,698
Professional fees payable	1,048,184
Deferred tax liabilities	2,869,789
Accrued expenses and other liabilities	281,750
Total liabilities	9,688,655
Commitments and contingencies (Note 10)
NET ASSETS	$404,578,473

COMPOSITION OF NET ASSETS
Paid-in capital	$372,403,159
Distributable Earnings/(Losses)	32,175,314
NET ASSETS	$404,578,473

Shares Outstanding:
CION Grosvenor Infrastructure Master Fund, LLC Shares	361,818

Net Asset Value per Share:
CION Grosvenor Infrastructure Master Fund, LLC Shares	$1,118.18

See Notes to Consolidated Financial Statements

8	www.cioninvestments.com

CION Grosvenor Infrastructure Master Fund, LLC	Consolidated Statement of Operations

For the
Year Ended
March 31, 2026
INVESTMENT INCOME
Dividend Income	$3,368,447
Interest Income	4,668,424
Total investment income	$8,036,871

EXPENSES
Advisory fees	$4,943,294
Administration and fund accounting fees	1,337,613
Administrative reimbursement to the Adviser	2,042,697
Transfer agent fees	228,583
Professional fees	1,559,774
Custodian fees	41,466
Trustees' fees and expenses	203,823
Credit facility fees and issuance costs	910,128
Organizational expenses and offering costs	1,084,906
Other	1,059,968
Total expenses	13,412,252
Less fees reimbursed by Adviser	(3,789,219)
Net expenses	9,623,033
NET INVESTMENT LOSS	$(1,586,162)

NET REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION)
Net realized gain from investments	7,871,309
Net realized gain from foreign currency transactions	124,646
Net current tax	(741,437)
Total net realized gain/(loss)	7,254,518

Net change in unrealized appreciation/(depreciation) on investments	31,760,895
Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts	(2,554,702)
Net change in deferred tax	(1,190,338)
Total net change in unrealized appreciation/(depreciation)	28,015,855
NET REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION)	35,270,373
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$33,684,211

See Notes to Consolidated Financial Statements

Annual Report | March 31, 2026	9

CION Grosvenor Infrastructure Master Fund, LLC	Consolidated Statement of Changes in Net Assets

		For the Period
		January 22, 2025
	For the	(Commencement of
	Year Ended	Operations) to
	March 31, 2026	March 31, 2025
OPERATIONS
Net investment income/(loss)	$(1,586,162)	$844,703
Net realized gain/(loss)	7,254,518	8,674
Net change in unrealized appreciation/(depreciation)	28,015,855	(2,362,274)
Net increase/(decrease) in net assets resulting from operations	33,684,211	(1,508,897)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued	123,869,677	248,533,482
Net increase from capital share transactions	123,869,677	248,533,482

Net increase in net assets from capital share transactions	123,869,677	248,533,482

NET ASSETS
Beginning of period	247,024,585	–
End of period	$404,578,473	$247,024,585

Fund Share Transactions
Shares issued	113,159	248,659
Net increase in shares outstanding	113,159	248,659

See Notes to Consolidated Financial Statements

10	www.cioninvestments.com

CION Grosvenor Infrastructure Master Fund, LLC	Consolidated Statement of Cash Flows

For the Year Ended
March 31, 2026
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$33,684,211
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of Investments	(39,929,915)
Capital distributions received from Investments	22,379,739
Net purchases of short-term investments	(100,667,121)
Net change in unrealized (appreciation)/depreciation on forward foreign currency contracts	2,554,702
Net current tax (net of tax payments)	(224,048)
Net change in deferred tax (net of tax payments)	848,943
Net realized (gain) from Investments	(7,871,309)
Net realized (gain) on foreign currency transactions	(124,646)
Net change in unrealized (appreciation)/depreciation on Investments	(31,760,895)
(Increase)/Decrease in Assets:
Interest receivable	(872,677)
Dividend receivable	(48,144)
Due from Adviser	(221,918)
Deferred credit facility issuance costs	(498,968)
Deferred offering costs	1,079,473
Prepaid expenses	48,492
Increase/(Decrease) in Liabilities:
Advisory fees payable	(174,186)
Administration and fund accounting fees payable	311,890
Transfer agent fees payable	6,238
Trustees fees and expenses payable	(16,177)
Professional fees payable	775,991
Payable to adviser	(395,436)
Accrued expenses and other liabilities	(142,710)
Net cash used in operating activities	(121,258,471)

Cash Flows from Financing Activities:
Proceeds from capital contributions, net of change in contributions receivable	120,797,235
Proceeds from credit facility	4,500,000
Repayments of credit facility	(4,500,000)
Net cash provided by financing activities	120,797,235

Cash, beginning of year	$619,565
Net change in cash	$(461,236)
Cash, end of year	$158,329

Supplemental disclosure of non-cash operating and financing activities:
Cash paid during the year for taxes - federal	$1,065,101
Cash paid during the year for taxes - state	$241,779
Cash paid during the year for interest	$12,873

See Notes to Consolidated Financial Statements

Annual Report | March 31, 2026	11

CION Grosvenor Infrastructure Master Fund, LLC	Consolidated Financial Highlights

		For the Period
		January 22, 2025
	For the Year	(Commencement
	Ended	of Operations) to
	March 31, 2026	March 31, 2025
NET ASSET VALUE, BEGINNING OF PERIOD	$993.43	$1,000.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(5.52)	3.48
Net realized and unrealized gain/(loss) on investments	130.27	(10.05)
Total income from investment operations	124.75	(6.57)

DISTRIBUTIONS
From net investment income	–	–
From net realized gain on investments	–	–
Total distributions	–	–

NET ASSET VALUE, END OF PERIOD	$1,118.18	$993.43

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)	$404,578	$247,025

RATIOS TO AVERAGE NET ASSETS:
Ratio of gross expenses to average net assets	4.33%	5.27	%(b)
Ratio of expense waiver/reimbursements to average net assets	(1.22)%	(2.67	)%(b)
Ratio of net expenses to average net assets	3.11%	2.60	%(b)
Net investment income/(loss) (c)	(0.51)%	1.85	%(b)

PORTFOLIO TURNOVER	7.78%	0.24	%(d)
TOTAL RETURN	12.56%	(0.66)%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Annualized, except for the organizational expenses, deferred tax income/(expense) and professional fees expensed on an annual basis.
(c)	The ratios do not include investment income or expenses of the Investment Funds in which the Master Fund invests.
(d)	Not annualized for period of less than one year.

See Notes to Consolidated Financial Statements

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CION Grosvenor Infrastructure Master Fund, LLC	Notes to Consolidated Financial Statements
March 31, 2026

1. ORGANIZATION

CION Grosvenor Infrastructure Master Fund, LLC (the “Master Fund”) is a non-diversified, closed-end management investment company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and operates as an interval fund. CION Grosvenor Infrastructure Fund (the “Feeder Fund”) invests substantially all of its assets in the Master Fund. The Master Fund was organized as a Delaware limited liability company on March 22, 2023.

The Master Fund commenced operations on January 22, 2025 ("Commencement of Operations"). Simultaneous with such Commencement of Operations, GCM Diversified Infrastructure, LLC (the “Predecessor Fund”), which began operations in 2024, reorganized with and into the Master Fund. The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Master Fund and at the time of the conversion of the Predecessor Fund was managed by the Sub-Adviser, as defined below. See Note 14 for additional information of the Reorganization (defined below).

The Master Fund’s investment objective is to seek to provide current income and long-term capital appreciation. The Master Fund seeks to achieve its investment objective by generating attractive risk-adjusted returns and current income through a variety of direct and indirect investments in infrastructure and infrastructure-related assets or businesses (collectively, “Infrastructure Assets”) including but not limited to investment opportunities in the transportation, digital infrastructure, energy and energy transition, supply chain / logistics and infrastructure adjacent businesses (e.g., social infrastructure and infrastructure services businesses). The Master Fund expects that it will primarily obtain its exposure to Infrastructure Assets through (i) investments that are directly originated by the Sub-Adviser’s infrastructure platform (“Originated Investments”), (ii) investments made directly or indirectly into an Infrastructure Asset in partnership with a third-party Sponsor Manager (“Co-Investments”), and (iii) investments acquiring an interest in a fund vehicle or special purpose vehicle ("SPV") that holds a single business or asset (or a group of affiliated businesses or assets) that is known prior to the investment (“Single-Asset Secondaries”) and, to a lesser extent over time, investments in portfolios, funds or other investment vehicles that make or hold investments in multiple Infrastructure Assets (“Infrastructure Funds”), primarily through investments acquiring an interest in multiple Infrastructure Assets, typically in the form of an interest in an Infrastructure Fund (“Multi-Asset Secondaries”). Infrastructure Assets and Infrastructure Funds are collectively referred to throughout as “Infrastructure Investments”. A “Sponsor Manager” is an independent investment manager that (i) leads a transaction investing directly into an Infrastructure Asset, typically through a pooled investment vehicle managed by the Sponsor Manager or (ii) manages an Infrastructure Fund. The Master Fund intends to invest a portion of its assets in liquid investments, including cash, cash equivalents, fixed income securities and other credit instruments, other short term investments, mutual funds and listed companies such as exchange-traded funds (“ETFs”) and master-limited partnerships (“MLPs”) (collectively, “Liquid Investments”).

The investment adviser of the Master Fund and the Feeder Fund is CION Grosvenor Management, LLC (the “Adviser”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is a joint venture between affiliates of GCM Grosvenor L.P. (“GCMLP” or the “Sub-Adviser” and together with the Adviser, the “Advisers”) and CION Investment Group, LLC (“CIG” or “CION”) and is controlled by CION. The investment sub-adviser to the Feeder Fund and the Master Fund is GCMLP, an investment adviser registered under the Advisers Act.

The business operations of the Master Fund are managed and supervised under the direction of the Master Fund’s board of directors (the “Master Fund Board”), subject to the laws of the State of Delaware and the Master Fund’s Amended and Restated Limited Liability Company Operating Agreement (the “Operating Agreement”). As of March 31, 2026, the Master Fund Board was comprised of six (6) directors, a majority of whom are not “interested persons” (as defined in the 1940 Act) of the Master Fund (the “Independent Directors”). The Master Fund Board has overall responsibility for the management and supervision of the business operations of the Master Fund. The Master Fund Board is comprised of the same members serving as the board of trustees of the Feeder Fund (the “Feeder Fund Board”). The Feeder Fund Board has oversight responsibility over the management and operations of the Feeder Fund.

The Master Fund adopted Financial Accounting Standards Board ("FASB") Accounting Standards Update No. 2023-07, “Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures” (“ASU 2023-07”). An operating segment is a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the entity’s chief operating decision maker (“CODM”) in making resource allocation decisions and assessing segment performance, and for which discrete financial information is available. The Master Fund’s officers and portfolio managers act as the Master Fund’s CODM. The CODM has determined that the Master Fund has a single operating segment because the CODM monitors the operating results of the Master Fund as a whole and evaluates performance in accordance with the Master Fund's investment strategy as disclosed in its prospectus. The CODM uses these measures to assess fund performance and allocate resources effectively. The Master Fund’s total returns, expense ratios, and changes in net assets which are used by the CODM to assess Master Fund performance and to make resource allocation decisions for the Master Fund’s single segment are consistent with that presented within the Master Fund’s consolidated financial statements.

Annual Report | March 31, 2026	13

CION Grosvenor Infrastructure Master Fund, LLC	Notes to Consolidated Financial Statements
March 31, 2026

The Master Fund offers a single class of common shares of beneficial interest (“Shares”), which are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act of 1933, as amended (the "Securities Act").

The Master Fund is a master investment portfolio in a master-feeder structure. As of March 31, 2026, the Feeder Fund owned an amount that rounded to 26.96% of the Master Fund's Shares.

Capitalized terms used, but not defined herein, shall have the meaning assigned to them in the prospectus of the Feeder Fund (the "Prospectus").

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying consolidated financial statements have been prepared on an accrual basis of accounting in conformity with United States ("U.S.") generally accepted accounting principles (“GAAP”), and include the accounts of the Master Fund and its consolidated subsidiaries. The Master Fund is an investment company following accounting and reporting guidance in Financial Accounting Standards Board ("FASB") in Accounting Standards Codification ("ASC") 946, Financial Services - Investment Companies. The consolidated financial statements reflect all adjustments and reclassifications, that, in the opinion of management, are necessary for the fair presentation of the results of operations and financial condition as of and for the periods presented. All financial information is presented in U.S. dollars, the functional currency of the Master Fund.

Consolidation

The Master Fund's policy is to consolidate its wholly-owned subsidiaries. The consolidated financial statements include the accounts of the Master Fund and its consolidated subsidiaries. All inter-company balances and transactions have been eliminated.

The first layer of consolidation includes the accounts of the Master Fund and its two direct subsidiaries, GCM Grosvenor Customized Infrastructure Strategies III (Parallel), LLC (“Parallel Subsidiary”) and GCM Grosvenor Infrastructure Holdings, LLC (“Holdings Subsidiary”). Parallel Subsidiary and Holdings Subsidiary may each invest in underlying investments through SPVs which are established to block certain types of income for foreign and U.S. tax-exempt investors (“tax blockers”). These tax blockers are wholly-owned subsidiaries of Parallel Subsidiary or Holdings Subsidiary. The accounts of the tax blockers listed below are also included in the consolidated financial statements, as of the year ended March 31, 2026.

Parallel Subsidiary tax blockers

●	CIS III Parallel Blocker (AIR), LLC

●	CIS III Parallel Blocker (Golden), LLC

●	CIS III Parallel Blocker (SM), LLC

●	CIS III Parallel Blocker (Thunder), LLC

●	CIS III Parallel Blocker (Tiger), LLC

●	CIS III Parallel Blocker (WP), LLC

●	PVM SPV Holdings VI, LLC

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CION Grosvenor Infrastructure Master Fund, LLC	Notes to Consolidated Financial Statements
March 31, 2026

Holdings Subsidiary tax blockers

●	IH Blocker AIR, LLC

●	Jacmel LGP, LP

Hereinafter, the Master Fund, together with its consolidated subsidiaries, including Parallel Subsidiary, Holdings Subsidiary, and the tax blockers, will be collectively referred to as the Master Fund unless otherwise noted.

Accounting Estimates

The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates, assumptions and judgments that affect the reported amounts and disclosures in the consolidated financial statements and accompanying notes. Actual results may differ from those estimates and such differences may be material.

Cash and Cash Equivalents

Cash consists of deposits held at major financial institutions. The Master Fund is subject to credit risk should the financial institutions be unable to fulfill their obligations. The Master Fund considers all short-term liquid investments of sufficient credit quality with an original maturity of three months or less when purchased to be cash equivalents and are classified and presented as short-term investments in the Consolidated Schedule of Investments. Cash equivalents consist of money market funds. These money market funds primarily invest into U.S. government treasury securities and are managed in a way to preserve a stable net asset value ("NAV") of $1.00 per share; however, there is no guarantee that the value will not drop below $1.00 per share. Money market funds are recorded at fair value, which is their published NAV and considered Level 1 assets under ASC 820, Fair Value Measurements ("ASC 820"). At times, cash held in depository or money market accounts may exceed the Federal Deposit Insurance Corporation insured limit. There are no restrictions on cash.

Income Taxes

The Master Fund intends to operate so that it will qualify to be treated as a partnership for U.S. federal income tax purposes under the Internal Revenue Code (the "Code") and not a publicly traded partnership treated as a corporation. As such, it will not be subject to any U.S. federal and state income taxes. In any year, it is possible that the Master Fund will not meet the qualifying income exception, which would result in the Master Fund being treated as a publicly traded partnership taxed as a corporation, rather than a partnership. If the Master Fund does not meet the qualifying income exception, the members would then be treated as stockholders in a corporation, and the Master Fund would become taxable as a corporation for U.S. federal income tax purposes. The Master Fund would be required to pay income tax at corporate rates on its net taxable income. In addition, the Master Fund intends to operate, in part, through subsidiaries that may be treated as corporations for U.S. and non-U.S. tax purposes and therefore may be subject to current and deferred U.S. federal, state and/or local income taxes at the subsidiary level.

Each of the Parallel Subsidiary and Holdings Subsidiary is an onshore entity and is treated as a disregarded entity for U.S. federal income tax purposes. Each tax blocker is treated as a corporation for U.S. federal income tax purposes. U.S. corporations are subject to U.S. federal income tax on their worldwide income at a rate of 21%, and state tax rates will vary by state, if any. The tax blockers file federal, state, and local tax returns, as required. In preparing its consolidated financial statements, each tax blocker is required to recognize its estimate of income taxes for Federal and State purposes as a deferred tax asset or liability. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the corresponding amounts used for income tax purposes. If the tax blockers have a deferred tax asset, consideration is given to whether a valuation allowance is required.

The Master Fund has adopted a tax year-end of September 30 (the "Tax Year"). As such, the Master Fund’s tax basis capital gains and losses will only be determined at the end of each Tax Year. The wholly-owned blockers have a tax year-end of December 31.

With respect to the wholly-owned blockers, income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequence attributable to differences between the consolidated financial statements carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the Consolidated Statement of Operations in the period that includes the enactment date.

Annual Report | March 31, 2026	15

CION Grosvenor Infrastructure Master Fund, LLC	Notes to Consolidated Financial Statements
March 31, 2026

The current and deferred portions of income tax benefit/(expense) of the wholly-owned blockers included in the Consolidated Statement of Operations for the year ended March 31, 2026, as determined in accordance with authoritative guidance are as follows:

	Current	Deferred	Total
Federal tax	(507,218)	(1,165,524)	(1,672,742)
State and local tax	(234,219)	(24,814)	(259,033)
Total	(741,437)	(1,190,338)	(1,931,775)

The current and deferred portions of income tax benefit/(expense) of the wholly-owned blockers included in the Consolidated Statement of Operations for the year ended March 31, 2026 varies from the Federal Expected Tax Rate ("ETR") of 21% as detailed in the table below:

		ETR
Federal tax at statutory rate	(1,862,128)	21.00%
State tax, net of federal benefit	(196,237)	2.21%
Change in valuation allowances	126,590	(1.43)%
Total	(1,931,775)	21.78%

The tax effects of temporary differences that gave rise to the deferred tax liability relate to certain unrealized gains/(losses) allocated from the underlying wholly-owned blocker corporations. To the extent a blocker corporation is generating a net unrealized loss and corresponding deferred tax asset, a valuation allowance has been established due to the uncertainty that deferred tax asset will be utilized.

The net deferred tax liability on the Consolidated Statement of Assets and Liabilities as of March 31, 2026 comprised the tax effect of the following temporary difference:

Deferred Tax Asset
Estimated future tax asset pertaining to unrealized losses	41,890
Valuation allowance	(41,890)
Total Deferred Tax Asset	–

Deferred Tax Liability
Estimated future tax liability pertaining to unrealized gains	2,869,789
Deferred Tax Liability, net	2,869,789

Management evaluates tax positions taken or expected to be taken in the course of preparing the Master Fund’s consolidated financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions with respect to tax at the Master Fund level that are not deemed to meet the “more-likely-than-not” threshold would be recorded in the current period. Management has concluded that there were no uncertain tax positions impacting the results of operations of the Master Fund for the year ended March 31, 2026. Management’s assessments regarding tax positions will be subject to review and may be adjusted at a later date based upon the issuance of relevant new guidance, including but not limited to, tax laws, regulations, and interpretations thereof. Interest and penalties, if any, assessed under the relevant tax laws are recognized as incurred and included in “Net change in deferred tax” in the Consolidated Statement of Operations and “Deferred tax liabilities” in the Consolidated Statement of Assets and Liabilities.

The Organization for Economic Co-operation and Development (“OECD”) introduced a 15% global minimum tax under the Pillar Two Global Anti-Base Erosion (“GloBE”) model rules. Several OECD member countries have enacted tax legislation based on certain elements of these rules that became effective on January 1, 2024. Other jurisdictions have announced the intent to implement these rules, but the rules remain subject to significant negotiation, potential change, and phase-in periods.

Management has concluded that the Master Fund falls outside the scope of the Pillar Two rules but will continue to monitor potential future applicability and changes to these rules.

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CION Grosvenor Infrastructure Master Fund, LLC	Notes to Consolidated Financial Statements
March 31, 2026

In the normal course of business, the Master Fund is subject to examination by various taxing authorities. As of March 31, 2026, there are no on-going audits with taxing authorities. The following is the major tax jurisdiction for the Master Fund and the earliest tax year subject to examination: United States – 2025.

The Master Fund intends to conduct its operations so that the Feeder Fund will comply with the requirements of Subchapter M of the Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Foreign Currency Translation

The value of investments denominated in foreign currencies is converted into U.S. dollars at exchange rates in effect as of the period end reporting date. Contributions to and distributions from the investments and income and expense denominated in foreign currencies are converted into U.S. dollars at the exchange rates in effect on the respective dates of such transactions. The Master Fund does not isolate that portion of net income or loss resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in fair value of investments. Such fluctuations are included in the Consolidated Statement of Operations under the caption “Net gain/(loss) from Investments” and "Net change in unrealized appreciation/(depreciation) on investments".

Organizational Expenses

During the period from January 22, 2025 (Commencement of Operations) to March 31, 2025, the Master Fund incurred organizational costs of $1,541,410. For the year ended March 31, 2026, the Master Fund incurred additional organizational costs of $1,727. These costs were expensed as incurred by the Master Fund, advanced by the Adviser and are subject to recoupment by the Adviser from the Master Fund as described in Note 4.

Offering Costs

During the period from January 22, 2025 (Commencement of Operations) to March 31, 2025, the Master Fund incurred offering costs of $1,326,626. Offering costs are treated as deferred charges and, upon Commencement of Operations, amortized over a 12-month period using the straight-line method. During the period January 22, 2025 (Commencement of Operations) to March 31, 2025, the Master Fund amortized offering costs of $247,151, which is included in the Consolidated Statement of Operations. For the year ended March 31, 2026, the Master Fund amortized additional offering costs of $1,083,179, which is included in the Consolidated Statement of Operations. Offering costs include, among other things, (i) legal, accounting, printing and other expenses of the Master Fund and (ii) legal, accounting, printing and other expenses of the Feeder Fund. The Master Fund will continue to incur offering costs, including offering costs of the Feeder Fund, due to its continuously offered status. Ongoing offering costs will be expensed as incurred.

All offering costs of the Master Fund paid by the Adviser or its affiliates, including offering costs of the Feeder Fund borne by the Master Fund, shall be subject to recoupment pursuant to the Expense Limitation and Reimbursement Agreement (defined below). See Note 4.

Credit Facility Issuance Costs

Credit facility issuance costs consist of fees and expenses incurred in connection with the closing of the Master Fund's revolving credit facility. Credit facility issuance costs are amortized over the term of the revolving credit facility. Unamortized credit facility issuance costs are presented as deferred credit facility issuance costs on the Consolidated Statement of Assets and Liabilities.

Investment Transactions

Investment transactions are accounted for on a trade date basis. However, for NAV determination, investment transactions are reflected no later than in the first calculation on the first business day following trade date. Realized gains and losses on Infrastructure Assets are determined on the basis of specific identification of the cost of investments sold.

Income and Expense Recognition

Distributions received from private infrastructure investments are classified as dividends, interest or return of capital based on information provided by the investment's Sponsor Manager. Dividend and interest income, if any, are recorded on an accrual basis. In general, dividend income is recorded on the record date except for publicly traded securities in which case the ex-dividend date is used. Paid-in-kind interest, if any, is accrued in interest income at the stated rate and reflected as a receivable up to the capitalization date. At the capitalization date, the Master Fund capitalizes the accrued interest into the outstanding principal balance and the cost basis of the debt instrument. The Master Fund assesses the collectability of the accrued interest based on the Adviser’s judgment of the likelihood of receipt based on investment specific factors. Expenses are recorded on an accrual basis based on contractual agreements and invoices received between the Master Fund and its service providers. Expenses for services not yet invoiced are estimated by the Master Fund’s Adviser. Expenses, including Adviser fees and Reimbursements pursuant to the Expense Limitation and Reimbursement Agreement, are calculated daily based on the average net assets of the Master Fund. See Note 4. Income from cash and cash equivalents is accrued daily.

Annual Report | March 31, 2026	17

CION Grosvenor Infrastructure Master Fund, LLC	Notes to Consolidated Financial Statements
March 31, 2026

Investment Valuations

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, as a practical expedient, an entity holding investments in other investment companies that calculate NAV per share or its equivalent for which the fair value is not readily determinable, is permitted to measure the fair value of such investments on the basis of that NAV per share or its equivalent without adjustment.

Certain investments represent interests in non-redeemable, closed-end private investment funds that do not trade in an active market and represent illiquid long-term investments that generally require future capital contributions. Any investment in such underlying private investment funds is carried at the NAV as reported by the Sponsor Manager of the respective funds as a practical expedient of fair value. In addition, management takes into consideration other information as well as any specific conditions and events affecting the funds and may adjust the NAV to reflect its estimate of fair value based on these factors.

Any investment for which the Adviser concludes the reported NAV is not a practical expedient of fair value is valued at fair value as determined by the Adviser. Fair value is based upon a number of factors, including readily available market quotes with appropriate adjustments for trading restrictions, the most recent round of financings, earnings-multiple analysis using comparable companies or discounted cash flow analysis. The fair value of publicly held securities that trade on an active exchange is determined using the closing quoted price.

Costs presented in the Consolidated Schedule of Investments reflects the amount the Master Fund invested in each investment, less return of invested capital received by the Master Fund plus capitalized expenses.

Because of the inherent uncertainty surrounding investment valuation, the estimated fair values that have been used may differ significantly from the values that would have been received if a sale were to occur with an unrelated party in the current market, and such differences could be material to the consolidated financial statements.

The amounts shown in the accompanying consolidated financial statements include adjustments in accordance with GAAP and known through the date of issuance of these consolidated financial statements as such, the NAVs for financial reporting purposes and the returns based upon those NAVs may differ from the NAVs and returns for shareholder transactions.

3. FAIR VALUE MEASUREMENTS

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Master Fund follows the provisions of ASC 820-10, which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Master Fund to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Master Fund has considered its principal market as the market in which the Master Fund exits its portfolio investments with the greatest volume and level of activity.

ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the fair value measurement of the instrument.

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CION Grosvenor Infrastructure Master Fund, LLC	Notes to Consolidated Financial Statements
March 31, 2026

However, pursuant to such guidance, investments for which fair value is measured using NAV per Share as a practical expedient have not been categorized within the fair value hierarchy. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

●	Level 1 — Quoted prices (unadjusted) in active markets for identical assets that the Master Fund has the ability to access at the measurement date. This level of the fair value hierarchy provides the most reliable evidence of fair value and is used to measure fair value whenever available.

●	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset either directly or indirectly. These inputs include: (a) quoted prices for similar assets in active markets; (b) quoted prices for identical or similar assets in markets that are not active, that is, markets in which there are few transactions for the asset, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly; (c) inputs other than quoted prices that are observable for the asset; and (d) inputs that are derived principally from or corroborated by observable market data by correlation or other means.

●	Level 3 — Significant inputs that are unobservable for the asset. These inputs reflect the Master Fund’s own assumptions about the assumptions that market participants would use in pricing the asset (including assumptions about risk). These inputs are developed based on the best information available in the circumstances, which include the Master Fund's own data. The Master Fund’s own data used to develop unobservable inputs is adjusted if information indicates that market participants would use different assumptions.

Certain investments represent interests in non-redeemable, closed-end private investment funds that do not trade in an active market and represent illiquid long-term investments. These investments do not have a readily determinable fair value and are measured at fair value using the NAV of the underlying funds.

The Adviser utilizes third party independent valuation consultants to periodically assess the reasonableness of estimated fair value of Infrastructure Assets on a rotational basis as determined by the Adviser. As part of its review process, the valuation committee reviews the conclusions from the independent valuation consultants.

Infrastructure Assets that do not meet the criteria for NAV as a practical expedient are typically valued using three different valuation techniques.

The first valuation technique is an analysis of the enterprise value (“EV”) of the infrastructure asset. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the infrastructure asset's EBITDA (net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The second method for determining EV uses a Discounted Cash Flow analysis (“DCF”) whereby future expected cash flows of the infrastructure asset are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). Significant increases or decreases of EBITDA multiples or discount rates in isolation may result in a significantly lower or higher fair value estimate.

The second valuation technique is a yield analysis, which is typically performed for debt investments in infrastructure assets where the Master Fund does not own a controlling equity position. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. If a debt security’s effective yield is significantly less than the market yield for a similar debt security with a similar credit profile, then the resulting fair value of the debt security may be lower.

The third valuation technique is the "Venture Capital Approach," under which fair value is determined based on the transaction price of the most recent financing completed by the infrastructure asset, excluding transaction costs, as adjusted by the Adviser using a premium or discount to reflect changes in market condition. Significant increases or decreases of the discount or premium used may result in a significantly higher or lower fair value estimate.

Annual Report | March 31, 2026	19

CION Grosvenor Infrastructure Master Fund, LLC	Notes to Consolidated Financial Statements
March 31, 2026

The following table summarizes the Master Fund’s investments, arranged by type, into the fair value hierarchy levels as of March 31, 2026:

	Level 1	Level 2	Level 3	Total
Private Infrastructure Investments*
Co-Investments, Equity Interests	$–	$–	$67,579,996	$67,579,996
Co-Investments, Subordinated Debt	–	–	31,890,704	31,890,704
Single-Asset Secondaries, Equity Interests	–	–	6,097,339	6,097,339
Public Infrastructure Investments
Common Stocks, Equity Interests	31,522,299	–	–	31,522,299
Short-Term Investments
Short-Term Investments	102,383,460	–	–	102,383,460
Total	$133,905,759	$–	$105,568,039	$239,473,798
Other Financial Instruments**
Assets:
Forward Foreign Currency Contracts	$–	$240,313	$–	$240,313
Liabilities:
Forward Foreign Currency Contracts	$–	$(3,972,300)	$–	$(3,972,300)
Total	$–	$(3,731,987)	$–	$(3,731,987)

*	In accordance with ASC 820-10, investments for which fair value is measured using NAV as a practical expedient have not been categorized in the fair value hierarchy. As such, private infrastructure investments with a fair value of $168,342,582 are excluded from the fair value hierarchy as of March 31, 2026.
**	Other financial instruments are derivative instruments reflected in the Consolidated Schedule of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value.

The following table summarizes changes in Level 3 investments attributable to purchases/issuances and transfers into or out of Level 3 of the fair value hierarchy of the Master Fund for the year ended March 31, 2026:

	Asset Type
			Single-
	Co-Investments	Co-Investments	Asset Secondaries
	Equity Interests	Subordinated Debt	Equity Interests	Total
Balance as of April 1, 2025	$115,577,645	$33,052,579	$14,764,440	$163,394,664
Capital Distributions Received	(609,874)	(1,107,465)	(4,480,130)	(6,197,469)
Realized Gain/(Loss)	–	33,097	2,885,998	2,919,095
Change in Unrealized Appreciation/(Depreciation)	3,482,494	(87,507)	(3,784,390)	(389,403)
Purchases	52,134	–	6,825	58,959
Transfer into Level 3	–	–	–	–
Transfer Out of Level 3(a)	(50,922,403)	–	(3,295,404)	(54,217,807)
Balance as of March 31, 2026	$67,579,996	$31,890,704	$6,097,339	$105,568,039
Net change in unrealized appreciation/(depreciation) included in the Consolidated
Statement of Operations attributable to Level 3 investments held at March 31, 2026	$3,482,494	$(87,507)	$(3,784,390)	$(389,403)

(a) Transfers into and out of Level 3 are reported as of the beginning of the period in which they occur. Transfers out of Level 3 of $27,155,116 Co-Investments, Equity Interests and $3,295,404 of Single-Asset Secondaries, Equity Interests were due to Level 1 quoted prices in active markets becoming available. All other transfers out of Level 3 were the result of changes in investment's ability to meet the criteria for NAV as a practical expedient.

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CION Grosvenor Infrastructure Master Fund, LLC	Notes to Consolidated Financial Statements
March 31, 2026

The following table summarizes the quantitative information, valuation methodology and significant unobservable inputs used for valuing the Master Fund’s investments categorized within Level 3 of the fair value hierarchy as of March 31, 2026:

					Weighted
Private Infrastructure Investments	Fair Value	Valuation Technique	Unobservable Inputs	Ranges	Average
Co-Investments, Equity Interests	$67,579,996	Discounted Cash Flow Analysis	Discount Rate	8.0% - 12.2%	9.1%
		EV Market Multiple Analysis	Cap Rates	5.6% - 6.0%	5.8%
		EV Market Multiple Analysis	EV/EBITDA	7.2x - 34.0x	11.4x
Co-Investments, Subordinated Debt	31,890,704	Discounted Cash Flow Analysis	Discount Rate	8.4% - 8.5%	8.4%
		EV Market Multiple Analysis	EV Market Multiple Analysis	13.0x	13.0x
Single-Asset Secondaries, Equity Interests	6,097,339	Recent Transaction	Transaction Price	N/A	N/A
		Recent Transaction	Adjusted Market Share Price	N/A	N/A

Derivative Instruments

The Master Fund recognizes all of its derivative instruments at fair value as either assets or liabilities in the Consolidated Statement of Assets and Liabilities. The changes in the fair value are included in the Consolidated Statement of Operations during the current year. The Master Fund is exposed to certain risks relating to its ongoing operations; the primary risk managed by using derivative instruments is foreign exchange risk. As of or during the year ended March 31, 2026, the Master Fund held the following instruments meeting the definition of a derivative instrument: forward foreign currency contracts. Forward contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the New York Stock Exchange are used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Consolidated Statement of Assets and Liabilities as a receivable or payable and in the Consolidated Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The realized gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward contract is reported on the Consolidated Statement of Operations (if applicable).

The Master Fund operates as a “limited derivatives user” for purposes of the derivatives transactions exemption in Rule 18f-4 under the 1940 Act. To qualify as a limited derivatives user, the Master Fund’s “derivatives exposure” is limited to 10% of its net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule 18f-4). If the Master Fund ceases to qualify as a “limited derivatives user” as defined in Rule 18f-4, the rule would, among other things, require the Master Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the U.S. Securities and Exchange Commission (the “SEC”) regarding its derivatives positions.

Qualitative Disclosures of Derivative Financial Instruments

The following is a description of the derivatives utilized by the Master Fund during the reporting period, including the primary underlying risk exposure related to each instrument type.

Forward Foreign Currency Contracts

The Master Fund enters into forward foreign currency contracts from time to time to help mitigate its foreign currency risk exposure. As of March 31, 2026, the counterparties to each of the Master Fund’s forward foreign currency contracts are presented in the Consolidated Schedule of Investments.

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Feeder Fund Board has approved a management agreement on behalf of the Feeder Fund with the Adviser (the “Feeder Fund Management Agreement”) and the Master Fund Board has approved a management agreement on behalf of the Master Fund with the Adviser (the “Management Agreement” and, together with the Feeder Fund Management Agreement, the “Management Agreements”), which became effective on November 12, 2024, to provide management and administrative services necessary for the day-to-day operation of the Feeder Fund and the Master Fund, respectively. Pursuant to an investment sub-advisory agreement entered into between the Adviser, the Sub-Adviser and the Master Fund (the “Sub-Advisory Agreement”), the Sub-Adviser, subject to the oversight of the Adviser, is responsible for providing portfolio management services to the Master Fund and pursuant to an investment sub-advisory agreement entered into between the Adviser, the Sub-Adviser and the Feeder Fund (the “Feeder Fund Sub-Advisory Agreement” and, together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”), the Sub-Adviser, subject to the oversight of the Adviser, is responsible for providing portfolio management services to the Feeder Fund.

Annual Report | March 31, 2026	21

CION Grosvenor Infrastructure Master Fund, LLC	Notes to Consolidated Financial Statements
March 31, 2026

Advisory Fee

The Master Fund pays the Adviser an advisory fee (the "Advisory Fee") that is calculated and payable monthly in arrears at the annual rate of 1.60% of the average daily value of the Master Fund’s net assets. For the year ended March 31, 2026, the Adviser earned $4,943,294 in Advisory Fees of which $539,505 was payable as of March 31 2026.

Administrative Reimbursements

In addition to advisory services, the Adviser or any of its affiliates may provide certain administration services, including accounting, legal, compliance, clerical or other administrative services to the Master Fund at the request of the Master Fund. The Adviser is entitled to reimbursement by the Master Fund of the Adviser’s cost of providing the Master Fund with such non-advisory services using a methodology for determining costs approved by the Master Fund Board. For the year ended March 31, 2026, the Master Fund reimbursed the Adviser and its affiliates $2,042,697 for such administration services.

Expense Limitation and Reimbursement Agreement

The Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Master Fund for a one-year term beginning on the initial closing date for subscriptions for Shares and ending on the one-year anniversary thereof (the “Limitation Period”). The Adviser extended the Limitation Period through July 31, 2027. The Adviser may extend the Limitation Period for a period of one year on an annual basis.

The Expense Limitation and Reimbursement Agreement limits the amount of the Master Fund’s aggregate Operating Expenses (defined below) borne by the Master Fund (including expenses of the Feeder Fund borne by the Master Fund) in respect of the Shares during the Limitation Period to an amount not to exceed 1.00%, on an annualized basis, of the Master Fund’s daily net assets (the “Expense Cap”).

“Operating Expenses” of the Master Fund are: organizational and offering costs, legal expenses not related to transactions (including independent trustees’/directors’ counsel); marketing expenses; shareholder communications, networking and platform fees, insurance; audit fees; third-party due diligence fees; trustee/director fees; printing fees; transfer agent fees; third-party and internal administrative and valuation expenses; and custody expenses. Operating Expenses of the Master Fund include any corresponding Operating Expenses of the Feeder Fund (excluding any expenses directly attributable to an individual class of Shares of the Feeder Fund), which are borne by the Master Fund. The Expense Limitation and Reimbursement Agreement does not apply to the following “Specified Expenses”: (i) all fees and expenses of the investments in which the Master Fund invests (including the underlying fees of Infrastructure Funds, Infrastructure Assets and other investments); (ii) transactional costs, including legal costs and brokerage commissions, associated with the acquisition and disposition of Infrastructure Funds, Infrastructure Assets and other investments; (iii) interest payments incurred on borrowing by the Master Fund; (iv) fees and expenses incurred in connection with a credit facility, if any, obtained by the Master Fund; (v) taxes; and (vi) extraordinary expenses resulting from events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding, indemnification expenses, and expenses in connection with holding and/or soliciting proxies for all annual and other meetings of shareholders.

To the extent the Master Fund’s aggregate Operating Expenses (including the corresponding Operating Expenses of the Feeder Fund, which are borne by the Master Fund), exclusive of the Specified Expenses, exceed the Expense Cap, the Adviser will waive the Advisory Fee or the Adviser or its affiliates may pay or reimburse expenses of the Master Fund to the extent necessary to eliminate such excess. The Adviser or its affiliates may also directly pay expenses on behalf of the Master Fund and waive reimbursement under the Expense Limitation and Reimbursement Agreement.

To the extent that the Adviser waives the Advisory Fee, or the Adviser or its affiliates reimburse expenses or pay expenses directly on behalf of the Master Fund (including the corresponding Operating Expenses of the Feeder Fund, which are borne by the Master Fund), such amounts are subject to recoupment from the Master Fund for a period not to exceed three years from the month in which such fees and expenses were waived, reimbursed or paid, even if such recoupment occurs after the termination of the Limitation Period. However, the Adviser and its affiliates may only recoup the waived fees, reimbursed expenses or directly paid expenses if the ordinary Operating Expenses have fallen to a level below the Expense Cap and the recouped amount does not raise the aggregate level of ordinary Operating Expenses in the month of recoupment to a level that exceeds any Expense Cap applicable at such time. The Expense Limitation and Reimbursement Agreement may be terminated only by the Master Fund Board on notice to the Adviser.

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CION Grosvenor Infrastructure Master Fund, LLC	Notes to Consolidated Financial Statements
March 31, 2026

For a period not to exceed three years from the month in which the Adviser or its affiliates have waived, reimbursed or paid expenses, the Adviser may recoup such amounts waived, reimbursed or paid, even if such recoupment occurs after the termination of the Limitation Period, if (a) the Master Fund’s Operating Expenses (after recoupment) has fallen to a level below the Expense Cap in effect at the time of the recoupment, and (b) the recouped amount does not raise the aggregate level of ordinary Operating Expenses in respect of Shares in the month of recoupment to a level that exceeds any Expense Cap applicable at such time. For the year ended March 31, 2026, the Adviser and/or its affiliates waived and reimbursed expenses in the amount of $3,789,219, which is reflected in fees waived and reimbursed on the Consolidated Statement of Operations and are subject for recoupment. At March 31, 2026, the amounts outlined below are available for recoupment:

Expiration Period
Less than 1 year	$–
1-2 years	$2,589,372
2-3 years	$3,789,219
Total	$6,378,591

5. CUSTODY AND ADMINISTRATION

Custodian

The Bank of New York Mellon (“BNY Mellon”) serves as the Master Fund’s custodian. For the year ended March 31, 2026, the Master Fund paid BNY Mellon $41,466 for these services.

Fund Administration

ALPS Fund Services, Inc. (“ALPS”) serves as the Master Fund’s administrator and provides certain administrative services necessary for the operation of the Master Fund, including maintaining certain Master Fund books and records, providing accounting and tax services and preparing certain regulatory filings. For the year ended March 31, 2026, the Master Fund paid ALPS $459,745 for these services.

Transfer Agent

SS&C GIDS, Inc (“SS&C GIDS”) serves as the Master Fund’s distribution paying agent, transfer agent and registrar. ALPS and SS&C GIDS are wholly-owned subsidiaries of SS&C Technologies Holdings, Inc., a publicly traded company listed on the NASDAQ Global Select Market. For the year ended March 31, 2026, the Master Fund paid SS&C GIDS $228,583 for these services.

6. CAPITAL SHARE TRANSACTIONS

Shares of the Master Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act. The Master Fund is an “interval fund” pursuant to which it, subject to applicable law, will conduct quarterly repurchase offers for between 5% and 25% of the Master Fund’s outstanding Shares at NAV, in accordance with Rule 23c-3 under the 1940 Act. The Master Fund will repurchase Shares from shareholders pursuant to written repurchase offers on terms and conditions that the Master Fund Board determines to be fair to the Master Fund and to all shareholders. In connection with any given quarterly repurchase offer, the Master Fund currently intends to repurchase 5.00% of its outstanding Shares. The Master Fund conducted its first repurchase offer following the second full quarter of operations. An early repurchase fee of 2.00% of NAV will be charged with respect to the repurchase of Shares held less than one year from original purchase.

The following table summarizes the Master Fund's quarterly repurchase offers and related share repurchases.

Repurchase Request Deadline	Repurchase Offer Amount (Shares)	Shares Repurchased
October 17, 2025	14,296	-
January 16, 2026	15,538	-

Annual Report | March 31, 2026	23

CION Grosvenor Infrastructure Master Fund, LLC	Notes to Consolidated Financial Statements
March 31, 2026

7. INDEMNIFICATIONS

The Master Fund indemnifies its officers and the Master Fund Board for certain liabilities that may arise from the performance of their duties to the Master Fund. Additionally, in the normal course of business, the Master Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Master Fund that have not yet occurred. However, based on experience, the Master Fund expects the risk of loss to be remote.

8. DIVIDEND REINVESTMENT PLAN

The Master Fund operates under a dividend reinvestment plan (“DRIP”) administered by SS&C GIDS. Pursuant to the DRIP, the Master Fund’s distributions, net of any applicable U.S. withholding tax, are reinvested in Shares of the Master Fund.

Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating shareholder. A shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to SS&C GIDS. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by SS&C GIDS 30 days prior to the record date of the distribution or the shareholder will receive such distribution in Shares through the DRIP. Under the DRIP, the Master Fund’s distributions to shareholders are automatically reinvested in full and fractional Shares as described below.

When the Master Fund declares a distribution, SS&C GIDS, on the shareholder’s behalf, will receive additional authorized Shares from the Master Fund either newly issued or repurchased from shareholders by the Master Fund and held as treasury stock. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Master Fund’s NAV per Share for the relevant class of Shares.

SS&C GIDS will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. SS&C GIDS will hold Shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those Shares purchased pursuant to the DRIP.

In the case of shareholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating under the DRIP, SS&C GIDS will administer the DRIP on the basis of the number of Shares certified from time to time by the record shareholder as representing the total amount of Shares registered in the shareholder’s name and held for the account of beneficial owners participating under the DRIP.

Neither SS&C GIDS nor the Master Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRIP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth in the DRIP. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. The Master Fund may elect to make non-cash distributions to shareholders. Such distributions are not subject to the DRIP, and all shareholders, regardless of whether or not they are participants in the DRIP, will receive such distributions in additional Shares of the Master Fund.

The Master Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases under the DRIP; however, the Master Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

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CION Grosvenor Infrastructure Master Fund, LLC	Notes to Consolidated Financial Statements
March 31, 2026

9. INVESTMENT TRANSACTIONS

Purchases and sales/distributions of investments (excluding short-term and U.S. Government obligations) for the year ended March 31, 2026 were $39,929,915 and $22,379,739, respectively. There were no purchases or sales of U.S. Government obligations for the Master Fund during the year ended March 31, 2026.

10. COMMITMENTS AND CONTINGENCIES

As of March 31, 2026, the Master Fund had outstanding capital commitments to Private Infrastructure Investments as shown in the table below. Unfunded commitments may include amounts reserved for future follow-on investments and expenses, where applicable.

Unfunded Investment
Private Infrastructure Investments	Commitments
Co-Investments, Equity Interests	$44,013,890
Co-Investments, Subordinated Debt	–
Single-Asset Secondaries, Equity Interests	6,777,591
Total Private Infrastructure Investments	$50,791,481

11. FINANCIAL DERIVATIVE INSTRUMENTS

In addition to its primary underlying risks, the Master Fund is also subject to additional counterparty risk should its counterparties fail to perform as specified in the terms of their non-exchange traded contracts. The risk may be mitigated by having a master netting arrangement between the Master Fund and the counterparty and by the posting of collateral by the counterparty to the Master Fund to cover the Master Fund’s exposure to the counterparty. The Master Fund considers the creditworthiness of each counterparty in evaluating counterparty risk.

Investments in derivative contracts expose the Master Fund to off-balance sheet risk, where changes in the fair value of the financial instrument underlying the derivative contracts may exceed the amount recognized on the Consolidated Statement of Assets and Liabilities.

During the year ended March 31, 2026, forward contracts are the only derivative financial instrument traded directly by the Master Fund. The Master Fund may enter into forward contracts in order to economically hedge its exposure to changes in foreign currency rates on its foreign investments or to hedge certain purchase and sale commitments denominated in foreign currencies. A forward contract is a commitment to exchange two currencies at a future date at a negotiated rate. The fair value of forward contracts is included within unrealized appreciation/depreciation on forward foreign currency contracts on the Consolidated Statement of Assets and Liabilities. For the year ended March 31, 2026, the Master Fund recognized “Net realized gain/(loss) from derivative contracts” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts” in the amount of $0 and ($2,554,702), respectively, within the Consolidated Statement of Operations.

The Master Fund considers the notional amounts at March 31, 2026, categorized by primary underlying risk, to be representative of the volume of its derivative activities during the year ended March 31, 2026.

The following table summarizes the derivative contracts, at fair value, located on the Consolidated Statement of Assets and Liabilities as of March 31, 2026:

	Consolidated Statement of Assets	Asset Derivatives	Liability Derivatives
	and Liabilities	Gross Unrealized	Gross Unrealized
Risk Exposure	Location	Appreciation	Depreciation
Currency Risk, Forward foreign currency contracts	Unrealized appreciation/depreciation on forward foreign currency contracts	$240,313	$3,972,300
Total		$240,313	$3,972,300

Annual Report | March 31, 2026	25

CION Grosvenor Infrastructure Master Fund, LLC	Notes to Consolidated Financial Statements
March 31, 2026

The following table summarizes the derivative contracts, at fair value, located on the Consolidated Statement of Operations as of March 31, 2026:

			Net Change in
			Unrealized
		Net Realized	Appreciation/
Risk Exposure	Consolidated Statement of Operations Location	Gain/(Loss)	(Depreciation)
Currency Risk, Forward foreign currency contracts	Net realized gain/(loss) on forward foreign currency contracts/Net change in unrealized appreciation/(deprecation) on forward foreign currency contracts	$–	$(2,554,702)
Total		$–	$(2,554,702)

12. BORROWINGS

On August 4, 2025, the Master Fund entered into a revolving credit facility (the “Facility”) with UBS AG with a maximum borrowing amount of $60,000,000, which is secured by certain interests in Private Infrastructure Investments. The Facility is subject to expiration on August 4, 2027 with an option to renew in accordance with its terms. A commitment fee equal to 0.30% of the maximum borrowing amount was paid in connection with entering into the Facility and will be amortized over the two-year term. Additionally, a fee of 1.65% per annum is payable quarterly in arrears on the unused portion of the Facility. Amounts drawn on the Facility will be charged an annualized interest rate of one month SOFR plus 2.95%. During the year ended March 31, 2026, the average daily borrowing outstanding on the Facility was $184,932 and interest expense was incurred at a weighted average interest rate of 7.0%. As of March 31 2026, there was no outstanding balance. Any legal costs associated with the Facility are capitalized as credit facility issuance costs and expensed over the two-year term of the Facility. During the year ended March 31, 2026, total fees and expenses related to the Facility were $910,128 and recognized as credit facility fees and issuance costs on the Consolidated Statement of Operations.

13. RISK FACTORS

General Investment Risks. There is no assurance that the investments held by the Master Fund will be profitable, that there will be proceeds from such investments available for distribution to shareholders, or that the Master Fund will achieve its investment objective. An investment in the Master Fund is speculative and involves a high degree of risk.

Management Risk. The Master Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser, subject to the oversight of the Adviser, will apply investment techniques and risk analyses in making investment decisions for the Master Fund, but there can be no guarantee that these will produce the desired results. The Master Fund may be subject to a relatively high level of management risk because the Master Fund invests in Infrastructure Assets. The Master Fund’s allocation of its investments across Originated Investments, Co-Investments, Single-Asset Secondaries, Multi-Asset Secondaries and other portfolio investments representing various strategies, geographic regions, asset classes and sectors may vary significantly over time based on the Adviser’s analysis and judgment. It is possible that the Master Fund will focus on an investment that performs poorly or underperforms other investments under various market conditions.

Closed-End Fund Structure; Liquidity Limited to Periodic Repurchases of Shares. An investment in the Master Fund, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. The Shares are appropriate only for investors who are comfortable with investment in less liquid or illiquid portfolio investments within an illiquid fund. Unlike open-end funds (commonly known as mutual funds), which generally permit redemptions on a daily basis, the Shares will not be redeemable at a shareholder’s option. Unlike stocks of listed closed-end funds, the Shares are not listed, and are not expected to be listed, for trading on any securities exchange, and the Master Fund does not expect any secondary market to develop for the Shares in the foreseeable future.

Restrictions on Transfers. Transfers of Shares may be made only with consent of the Master Fund, which may be withheld in the Master Fund’s sole discretion. Notice to the Master Fund of any proposed transfer must include evidence satisfactory to the Master Fund that the proposed transferee, at the time of transfer, meets any requirements imposed by the Master Fund with respect to investor eligibility and suitability.

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CION Grosvenor Infrastructure Master Fund, LLC	Notes to Consolidated Financial Statements
March 31, 2026

Non-Diversified Status. The Master Fund is a "non-diversified" investment company for purposes of the 1940 Act, which means it is not subject to percentage limitations under the 1940 Act on assets that may be invested in the assets of any one issuer. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund, like the Master Fund, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Master Fund.

Valuation Risk. The Master Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Master Fund invests are valued at prices that the Master Fund is unable to obtain upon sale due to factors such as incomplete data, market instability, human error, or, with respect to securities for which there are no readily available market quotations, the inherent difficulty in determining the fair value of certain types of investments. The Adviser may, but is not required to, use an independent pricing service or prices provided by dealers to value securities at their market value. Because the secondary markets for certain investments may be limited, such instruments may be difficult to value.

A substantial portion of the Master Fund’s assets consist of Originated Investments, Co-Investments, Single-Asset Secondaries, Multi-Asset Secondaries, which there are no readily available market quotations. The information available in the marketplace for such companies, their securities and the status of their businesses and financial conditions is often extremely limited, outdated and difficult to confirm. Accordingly, because there is not a readily available market value for most of the investments in the Master Fund’s portfolio, substantially all of the Master Fund’s portfolio investments are valued at fair value as determined in good faith by the Adviser, as the Valuation Designee, in accordance with the Adviser’s valuation policies and procedures and subject to oversight of the Master Fund Board.

The value at which the Master Fund’s investments can be liquidated may differ, sometimes significantly, from the valuations assigned by the Master Fund. In addition, the timing of liquidations may also affect the values obtained on liquidation. The Master Fund invests a significant amount of its assets in Infrastructure Assets for which no public market exists. There can be no guarantee that the Master Fund’s investments could ultimately be realized at the Master Fund’s valuation of such investments.

The Master Fund’s NAV is a critical component in several operational matters including computation of the Advisory Fee, and the Distribution and Servicing Fee, and determination of the price at which the Shares will be offered and at which a repurchase offer will be made. Consequently, variance in the valuation of the Master Fund’s investments will impact, positively or negatively, the fees and expenses shareholders will pay, the price a shareholder will receive in connection with a repurchase offer and the number of Shares an investor will receive upon investing in the Master Fund.

14. REORGANIZATION INFORMATION

Simultaneous with the Commencement of Operations, the Predecessor Fund reorganized with and into the Master Fund (the “Reorganization”). The Predecessor Fund maintained an investment objective, strategies and investment policies that were, in all material respects, equivalent to those of the Master Fund. At the time of the Reorganization, the Predecessor Fund was managed by the Sub-Adviser. The Reorganization was completed on January 22, 2025, at which time shareholders of the Predecessor Fund received 240,233 shares, with a net asset value per share of $1,000.00, for a total consideration of $240,232,783. This amount reflects the in-kind contribution reported on the Consolidated Statement of Cash Flows. The consideration includes private infrastructure investments with a fair value of $239,241,938 and a cost basis of $207,344,931, along with net other assets of $990,845. For financial reporting purposes, the assets received and shares issued were recorded at "fair value", the cost of investments was carried forward to align to ongoing reporting of the Master Fund’s realized and unrealized gains/losses with amounts distributable for tax purposes. No transaction expenses were incurred by the Master Fund as part of the Reorganization.

15. RELATED PARTY TRANSACTIONS

The Adviser is a related party. Fees payable to this party are disclosed in Note 4, Investment Advisory and Other Agreements, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Master Fund has received exemptive relief from the SEC that, to the extent the Master Fund relies on such relief, permits it to (among other things) co-invest with certain other persons, including certain affiliates of the Sub-Adviser and certain public or private funds managed by the Sub-Adviser and its affiliates, subject to certain terms and conditions. The exemptive relief from the SEC with respect to co-investments imposes extensive conditions on any co-investments made in reliance on such relief.

Annual Report | March 31, 2026	27

CION Grosvenor Infrastructure Master Fund, LLC	Notes to Consolidated Financial Statements
March 31, 2026

16. SUBSEQUENT EVENTS

The Master Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the consolidated financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. The Adviser has evaluated the Master Fund’s related events and transactions that occurred through the date of issuance of the Master Fund’s consolidated financial statements. There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Master Fund’s consolidated financial statements or the accompanying notes.

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CION Grosvenor Infrastructure Master Fund, LLC	Report of Independent Registered Public Accounting Firm
March 31, 2026

To the Shareholders and Board of Directors of CION Grosvenor Infrastructure Master Fund, LLC

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of CION Grosvenor Infrastructure Master Fund, LLC (the “Fund”), including the consolidated schedule of investments, as of March 31, 2026, and the related consolidated statement of operations and consolidated statement of cash flows for the year then ended, consolidated statement of changes in net assets and the consolidated financial highlights for the year then ended March 31, 2026 and for the period from January 22, 2025 (Commencement of Operations) to March 31, 2025, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at March 31, 2026, the consolidated results of its operations and its cash flows for the year then ended, changes in its net assets and its financial highlights for the year then ended March 31, 2026 and for the period from January 22, 2025 (Commencement of Operations) to March 31, 2025, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and in accordance with the relevant ethical requirements relating to our audits.

We conducted our audits in accordance with the auditing standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with the underlying investees, custodians, brokers and others; when replies were not received from underlying investees, custodians, brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2025.

Boston, Massachusetts

May 29, 2026

Annual Report | March 31, 2026	29

CION Grosvenor Infrastructure Master Fund, LLC	Fund Management (Unaudited)
March 31, 2026

Directors: Information regarding the members of the Master Fund Board is set forth below. The Directors have been divided into two groups — Independent Directors and Interested Directors. As set forth in the Master Fund’s Amended and Restated Limited Liability

Company Operating Agreement, each Director’s term of office shall continue until his or her death, resignation or removal.

Directors

	Position(s) Held	Term of Office		Number of
Name, Address (1)	with the Master	and Length of	Principal Occupation(s)	Portfolios in Fund	Other Directorships
and Year of Birth	Fund	Time Served	During Past 5 Years	Complex Overseen	Held by Director
Independent Directors
Kerry D. Angus (1970)	Director	Since 2024	Founder and Co-Managing Partner at Landwater Development, LLC (since 2021); Partner and General Counsel at Financial Forensic LLC (since 2014); General Counsel for Capitol Energy, LLC (since 2015); Chief Executive Officer of Strongbow Development, LLC (since 2015)	2	CION Grosvenor Infrastructure Fund
Edward J. Estrada (1973)	Lead Independent Director	Since 2024	Partner at American Redress Partners, LLP (since 2024); Principal at Estrada Legal Consulting (since 2022); Partner, Reed Smith, LLP (2007-2022)	2	CION Investment Corporation: CION Grosvenor Infrastructure Fund
Dennis Zaslavsky (1962)	Director	Since 2024	Senior Managing Director at Clearstead Advisors (since 2025); Founder and Managing Director of Waveland Investments, LLC, a private equity firm (since 2000)	2	CION Grosvenor Infrastructure Fund
Andrea L. Zopp (1957)	Director	Since 2024	Managing Partner at Cleveland Avenue (venture capital firm that focuses on building and growing food, beverage and restaurant companies) (since 2021); Chief Executive Officer and President at World Business Chicago (2017-2020)	2	Relativity: CION Grosvenor Infrastructure Fund

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CION Grosvenor Infrastructure Master Fund, LLC	Fund Management (Unaudited)
March 31, 2026

	Position(s) Held	Term of Office		Number of
Name, Address (1)	with the Master	and Length of	Principal Occupation(s)	Portfolios in Fund	Other Directorships
and Year of Birth	Fund	Time Served	During Past 5 Years	Complex Overseen	Held by Director
Interested Directors
Mark Gatto (1972)	Director (Chairman)	Since 2024	Co-Chief Executive Officer and Co-President of CIG (since 2008)	2	CION Grosvenor Infrastructure Fund, CION Grosvenor Management, LLC, CION Investment Corporation; CION Ares Management, LLC, CION Ares Diversified Credit Fund
Michael J. Sacks (1963)	Director	Since 2024	Chief Executive Officer of GCM Grosvenor, Inc. (since 1994)	2	GCM Grosvenor, Inc. (Chairman); CION Grosvenor Infrastructure Fund

Executive Officers

Name, Address (1) and Year of Birth	Position(s) Held with the Master Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Michael A. Reisner (1970)	Co-President and Co-Chief Executive Officer	Since inception	Co-Chief Executive Officer and Co-President of CIG (since 2008)
Mark Gatto (1972)	Co-President and Co-Chief Executive Officer	Since inception	Co-Chief Executive Officer and Co-President of CIG (since 2008)
Stephen Roman (1981)	Chief Compliance Officer and Secretary	Since inception	Chief Compliance Officer and Counsel of CIG (since 2013)
Paul D. Guercio (1977)	Vice President Chief Financial Officer	Since 2025 Since inception-2025	Managing Director, Finance at GCM Grosvenor (since 2020); Executive Director at GCM Grosvenor (2019-2020)
Patrick T. Quinn (1989)	Chief Legal Officer	Since inception	General Counsel of CIG (since 2021)
Gregory Schill (1981)	Vice President	Since inception	Senior Managing Director of CIG (since 2012)
Eric Pinero (1976)	Vice President	Since inception	Senior Director and Counsel of CIG (since 2013)
Robert Lehr (1986)	Chief Financial Officer Chief Accounting Officer	Since 2025 2025	Executive Director, Finance at GCM Grosvenor (since 2024): Senior Vice President at Northern Trust Asset Servicing (2024): Vice President at Northern Trust Asset Servicing (since 2019)

(1) The address of each officer is care of the Secretary of the Master Fund at 100 Park Avenue, 25th Floor, New York, NY 10017.

Annual Report | March 31, 2026	31

CION Grosvenor Infrastructure Master Fund, LLC	Privacy Policy (Unaudited)
March 31, 2026

We are committed to maintaining the privacy of our shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we will not receive any non-public personal information about shareholders of the common stock of the Master Fund, although certain of our shareholders’ non-public information may become available to us. The non-public personal information that we may receive falls into the following categories:

●	Information we receive from shareholders, whether we receive it orally, in writing or electronically. This includes shareholders’ communications to us concerning their investment;

●	Information about shareholders’ transactions and history with us; or

●	Other general information that we may obtain about shareholders, such as demographic and contact information such as address.

We do not disclose any non-public personal information about shareholders, except:

●	to our affiliates (such as our investment Adviser) and their employees that have a legitimate business need for the information;

●	to our service providers (such as our administrator, accountants, attorneys, custodians, transfer agent, underwriter and proxy solicitors) and their employees as is necessary to service shareholder accounts or otherwise provide the applicable service;

●	to comply with court orders, subpoenas, lawful discovery requests, or other legal or regulatory requirements; or

●	as allowed or required by applicable law or regulation.

When the Master Fund shares non-public shareholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our shareholders’ privacy. The Master Fund does not permit use of shareholder information for any non-business or marketing purpose, nor does the Master Fund permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

The Master Fund’s service providers, such as its Advisers, administrator, and transfer agent, are required to maintain physical, electronic, and procedural safeguards to protect shareholder nonpublic personal information; to prevent unauthorized access or use; and to dispose of such information when it is no longer required.

Personnel of affiliates may access shareholder information only for business purposes. The degree of access is based on the sensitivity of the information and on personnel need for the information to service a Shareholder’s account or comply with legal requirements.

If a shareholder ceases to be a shareholder, we will adhere to the privacy policies and practices as described above. We may choose to modify our privacy policies at any time. Before we do so, we will notify shareholders and provide a description of our privacy policy.

In the event of a corporate change in control resulting from, for example, a sale to, or merger with, another entity, or in the event of a sale of assets, we reserve the right to transfer your non-public personal information to the new party in control or the party acquiring assets.

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CION Grosvenor Infrastructure Master Fund, LLC	Other Information (Unaudited)
March 31, 2026

Proxy Voting

The Master Fund Board has delegated to the Adviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Master Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (888) 729-4266 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Master Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge upon request by calling toll-free (888) 729-4266, or on the SEC’s website at https://www.sec.gov.

Other Required Statements/Disclosures

The Feeder Fund’s Statement of Additional Information contains additional information about the Master Fund’s Directors and is available without charge, upon request, by calling (888) 729-4266 or on the Feeder Fund’s website at https://cioninvestments.com/products/cion-grosvenor-infrastructure-fund/.

Annual Report | March 31, 2026	33

CION Grosvenor Infrastructure Master Fund, LLC	Supplemental Information (Unaudited)
March 31, 2026

The following information in this annual report is a summary of certain changes since January 22, 2025. This information may not reflect all of the changes that have occurred since you purchased the Master Fund.

INVESTMENT PERSONNEL (UNAUDITED)

The Master Fund is primarily the responsibility of three (3) portfolio managers, Scott Litman, Frederick Pollock and Jonathan Levin.

Below is biographical information relating to Mr. Litman, Mr. Pollock and Mr. Levin:

Scott Litman, Managing Director, Infrastructure Investments

Mr. Litman is a member of GCMLP's Infrastructure Advantage Investment Committee and Real Assets Investment Committee and also serves on GCMLP's Sustainability Committee. He focuses on diversified infrastructure investments and is located in GCMLP's New York office. Prior to joining GCMLP, Mr. Litman served as a Partner at Highstar Capital and a Managing Director and Co-Portfolio Manager of Infrastructure Investments at Oaktree Capital. During his time at Highstar and Oaktree Infrastructure, he gained significant direct investment experience and served in a variety of leadership capacities, including on the Executive and Investment Committees, as well as Chief Operating Officer, General Counsel and Head of Co-Investments. Mr. Litman joined Highstar Capital in 2004 from AIG Global Investment Group, where he served as a Deputy General Counsel for Financial Services. Prior to AIG, Mr. Litman was an attorney at Paul Hastings, focusing on a broad range of large and mid-cap M&A, fund formation and private equity transactions. He has served on numerous corporate boards, including Aerostar Airport Holdings (San Juan Airport), BlackBear Midstream (f/k/a Wildcat Midstream), Footprint Power Salem Harbor Station, InterGen, N.V., Linden Cogeneration, Morongo Transmission, and Ports America. Mr. Litman also serves on the Board of the Cornell Program in Infrastructure Policy. He received his Bachelor of Arts degree, cum laude with General Honors, in History and Economics from the University of Pennsylvania and his Juris Doctor from The Cornell Law School.

Frederick Pollock, J.D., Managing Director, Chief Investment Officer, Office of the Chairman

Mr. Pollock is GCMLP's Chief Investment Officer and is responsible for managing all investment-related activities for the firm. He is also a leader in co-investment and direct investing within our credit strategies, and serves on all of the firm's Investment Committees. Prior to joining GCMLP, Mr. Pollock had various roles at Morgan Stanley, most recently within its merchant banking division, specializing in infrastructure investing, with responsibility for deal sourcing, due diligence, and management as a Board Member of various portfolio companies. He helped form the infrastructure investment group at Morgan Stanley and structured and raised capital for its initial funds. Prior to joining Morgan Stanley, he worked at Deutsche Bank, where he made investments for the firm and on behalf of clients. He received his Bachelor of Science summa cum laude in Economics from the University of Nevada and his Juris Doctor magna cum laude from Harvard Law School.

Jonathan R. Levin, President, Office of the Chairman

Jonathan R. Levin joined GCMLP in 2011, became its President in 2017 and has served as a member of its Board since November 2020. Mr. Levin, in addition to his managerial responsibilities, serves on a number of GCMLP's Investment Committees. Prior to joining GCMLP, Mr. Levin was the Treasurer and Head of Investor Relations at Kohlberg Kravis Roberts & Co. (“KKR”), where he worked from 2004 to 2011, where he was responsible for managing KKR’s balance sheet investments, engaging with public investors and industry analysts, and leading strategic projects. Prior to his role as Treasurer and Head of Investor Relations, Mr. Levin worked in KKR’s private equity business and focused on investments in the financial services industry. Mr. Levin began his career as an Analyst in the private equity group of Bear Stearns. Mr. Levin holds an A.B. in Economics from Harvard College and is a member of the board of directors of the Ann & Robert H. Lurie Children’s Hospital of Chicago, the Museum of Contemporary Art Chicago, and the Francis W. Parker School.

Investment Objective and Investment Strategy

The Master Fund’s investment objective is to seek to provide current income and long-term capital appreciation. The Master Fund’s investment objective is not fundamental and may be changed without the approval of investors.

The Master Fund will seek to achieve its investment objective by generating attractive risk-adjusted returns and current income through a variety of direct and indirect investments in infrastructure and infrastructure-related assets or businesses (collectively, “Infrastructure Assets”) including but not limited to investment opportunities in the transportation, digital infrastructure, energy and energy transition, supply chain / logistics and infrastructure adjacent businesses (e.g. social infrastructure and infrastructure services businesses). A “risk-adjusted return” measures an investment’s return after taking into account the degree of risk that was taken to achieve it.

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CION Grosvenor Infrastructure Master Fund, LLC	Supplemental Information (Unaudited)
March 31, 2026

The Master Fund expects that it will primarily obtain its exposure to Infrastructure Assets through directly acquired Originated Investments, Co-Investments, and Single-Asset Secondaries (each as defined below) and, to a lesser extent over time, investments in portfolios, funds or other investment vehicles that make or hold investments in multiple Infrastructure Assets (“Infrastructure Funds”), primarily through Multi-Asset Secondaries. Infrastructure Assets and Infrastructure Funds are collectively referred to throughout as “Infrastructure Investments”. Investments in Infrastructure Assets will generally be made in the Organisation for Economic Co-operation and Development (“OECD”) countries, principally in North America and Europe.

The Master Fund intends to invest a portion of its assets in Liquid Investments.

The Master Fund’s investments are expected to primarily be allocated amongst Infrastructure Assets that have core plus and value added risk profiles, and to a lesser extent, core risk profiles. Core risk profiles include operating businesses with predictable cash flows, driven by long term contracts or pricing set by regulatory bodies. Core risk profile assets typically demonstrate strong cash yield, given the predictable nature of their cash flows. Core-plus risk profiles offer characteristics similar to core assets, but the duration of the contractual or regulatory protection around their cash flows is typically shorter, which requires some assumptions around recontracting. The uncertainty associated with recontracting outcomes typically causes buyers to seek higher returns on these assets. Value added risk profiles are characterized by assets that exhibit traditional infrastructure characteristics such as high barriers to entry or provision of essential services, but typically also require the buyer to assume construction risk or growth in some other fashion (e.g., merger and acquisition, operational improvements or efficiencies, etc.). Given the execution risk associated with these opportunities, returns are underwritten to higher levels than core plus assets.

The Master Fund expects to invest across a variety of investment types, Sponsor Managers (as defined below), investment stages, deal sizes and geographies. The Master Fund expects to make the majority of its investments in previously developed infrastructure or infrastructure-related assets or businesses that generate cash flows, but where investors may seek to increase revenue and/or reduce expenses by creating operating efficiencies, acquiring new equipment making modifications or repurposing of the asset (such investments, “Brownfield” stage investments). A small portion of the Master Fund’s investments may be made into new projects requiring development and construction that may not be cash flowing at the time of investment (such investments, “Greenfield” stage investments).

The Master Fund expects to primarily invest in equity or equity-like instruments issued by Infrastructure Assets, but may also invest in debt instruments issued by Infrastructure Assets. The Master Fund can invest in issuers of any size or market capitalization. The Master Fund may invest in debt securities of any credit quality, including lower-rated or non-rated debt securities which are commonly referred to as “junk” bonds.

Since the Master Fund seeks to achieve its investment objective by investing in Infrastructure Assets, the Master Fund has adopted a fundamental policy to concentrate in infrastructure industries. In addition, under normal circumstances, the Master Fund intends to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity or debt securities issued by Infrastructure Assets. The Master Fund may invest in Infrastructure Assets directly or indirectly through investment vehicles, including but not limited to affiliated or unaffiliated mutual funds and ETFs. An Infrastructure Asset will directly or indirectly derive at least 50% of its revenues from, or devote at least 50% of its assets to, infrastructure or infrastructure-related assets or businesses. The Master Fund defines infrastructure as an asset or investment that primarily comprises physical facilities, buildings, equipment, systems, networks and/ or services and their associated operations in sectors and industries including energy, power, communication, transportation, social (e.g., education, hospitals, judicial buildings, arenas, housing, recreation, etc.), supply chain and associated logistics, water and waste. This policy may be changed by the Master Fund Board, and with at least 60 days’ prior notice to shareholders. Compliance with this policy is tested no less frequently than quarterly, and is also applied at the time of investment; later percentage changes caused by a change in the value of the Master Fund’s assets, including as a result of the issuance or repurchase of Shares, will not require the Master Fund to dispose of an investment, however, the Master Fund will make future investments to come back into compliance as soon as reasonably practicable in accordance with Rule 35d-1 under the 1940 Act. The Master Fund and the Advisers do not guarantee any level of return or risk on investments and there can be no assurance that the Master Fund’s investment objective will be achieved or that the Master Fund’s investment program will be successful.

The portfolio will be allocated strategically by the Sub-Adviser, an experienced infrastructure investor with a track record in infrastructure investments dating back to 2003. The Sub-Adviser’s portfolio construction approach is designed to maintain a relatively high level of exposure to Infrastructure Assets while still maintaining appropriate portfolio liquidity to manage Shareholder redemptions. The Sub-Adviser will seek to follow a deliberate approach to portfolio construction focused on generating current yield, maximizing risk-adjusted returns and targeting a variety of investments.

Annual Report | March 31, 2026	35

CION Grosvenor Infrastructure Master Fund, LLC	Types of Investments and Related Risk Factors (Unaudited)
March 31, 2026

For a complete list of Master Fund’s fundamental investment restrictions and more detailed descriptions of the Master Fund’s investment policies, strategies and risks, see the Master Fund’s registration statement on Form N-2 that was filed with the SEC on January 22, 2025. The Master Fund’s fundamental investment restrictions may not be changed without the approval of the holders of a majority of the outstanding voting securities, as defined in the 1940 Act.

Principal Risks Related to Infrastructure Investments

Infrastructure Risk. Investment in Infrastructure Assets involves many significant, relatively unusual and acute risks. Project revenues can be affected by a number of factors including economic and market conditions, political events, competition, regulation and the financial position and business strategy of customers. Unanticipated changes in the availability or price of inputs necessary for the operation of Infrastructure Assets may adversely affect the overall profitability of the investment or related project. Events outside the control of a company, such as political action, governmental regulation, demographic changes, economic growth, increasing fuel prices, government macroeconomic policies, toll rates, social stability, competition from untolled or other forms of transportation, natural disasters, changes in weather, changes in demand for products or services, bankruptcy or financial difficulty of a major customer and acts of war or terrorism, could significantly reduce the revenues generated or significantly increase the expense of constructing, operating, maintaining or restoring infrastructure facilities. In turn, this may impair a company’s ability to repay its debt or make distributions to its owners or may result in termination of an applicable concession or other agreement. As a general matter, the operation and maintenance of Infrastructure Assets or businesses are subject to substantial regulation and involve various risks, many of which may not be under the control of the owner/operator, including labor issues, failure of technology to perform as anticipated, structural failures and accidents and the need to comply with the directives of government authorities. Although companies may maintain insurance to protect against certain risks, where available on reasonable commercial terms (such as business interruption insurance that is intended to offset loss of revenues during an operational interruption), such insurance is subject to customary deductibles and coverage limits and may not be sufficient to recoup all of a company’s losses. Furthermore, once Infrastructure Assets become operational, they may face competition from other Infrastructure Assets in the vicinity of the assets they operate, the presence of which depends in part on governmental plans and policies.

Specific infrastructure investment risks include:

●	risks associated with due diligence;
●	risks associated with construction;
●	commodity price risks;
●	risks associated with public demand and usage;
●	risks associated with strategic assets;
●	risks associated with privatizations;
●	risks associated with the energy sector;
●	risks associated with the utility industry;
●	project-specific risks;
●	risks related to infrastructure operations;
●	risks associated with asset-level management;
●	risks associated with concession agreements;
●	competition in the infrastructure investment space;
●	statutory and regulatory risks associated with infrastructure projects;
●	risks associated with environmental regulations;
●	inflation and interest rate risks; and
●	risks associated with documentation.

Due Diligence Risk. The Master Fund or Infrastructure Funds may make investments where market and financial information is limited. Formal business plans, financial projections and market analyses may not be available. Public information on such potential Infrastructure Assets may be difficult to obtain or verify. In addition, the Master Fund may find it cost-prohibitive to obtain certain information which would be easily obtainable in more developed countries. While the Master Fund will endeavor to conduct rigorous due diligence on each company in which it invests, no assurance can be given that it will obtain the information or assurances that an investor in a more sophisticated economy would generally expect to obtain before committing to an investment.

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CION Grosvenor Infrastructure Master Fund, LLC	Types of Investments and Related Risk Factors (Unaudited)
March 31, 2026

Construction Risk. In connection with any new development project (i.e., a “Greenfield” project), expansion of a facility or acquisition of a facility in late-stage development, a company may face construction risks typical for infrastructure businesses, including: (i) labor disputes, shortages of material and skilled labor or work stoppages, (ii) slower than projected construction progress and the unavailability or late delivery of necessary equipment, (iii) less than optimal coordination with public utilities in the relocation of their facilities, (iv) adverse weather conditions and unexpected construction conditions, (v) accidents or the breakdown or failure of construction equipment or processes, and (vi) catastrophic events such as explosions, fires and terrorist activities and other similar events beyond the Master Fund’s control. These risks could result in substantial unanticipated delays or expenses and, under certain circumstances, could prevent completion of construction activities once undertaken, any of which could have an adverse effect on the Master Fund and on the amount of funds available for distribution to the Master Fund. Construction costs may exceed estimates for various reasons, including inaccurate engineering and planning, labor and building material costs in excess of expectations and unanticipated problems with project startup. Such unexpected increases may result in increased debt service costs and funds being insufficient to complete construction, which in turn may result in the inability of project owners to meet the higher interest and principal repayments arising from the additional debt required. Delays in project completion can result in an increase in total project construction costs through higher capitalized interest charges and additional labor and material expenses and, consequently, an increase in debt service costs. Delays may also affect the scheduled flow of project revenues necessary to cover the scheduled operations phase debt service costs, operations and maintenance expenses and damage payments for late delivery. In addition, risks inherent in construction work may give rise to claims or demands against a company from time to time. Moreover, market conditions may change during the course of construction that make such development less attractive than at the time it was commenced.

Commodity Risk. Investments may be subject to commodity price risk, including, without limitation, the price of electricity and the price of fuel. The operation and cash flows of the Master Fund’s investments may depend, in some cases to a significant extent, upon prevailing market prices for energy commodities. Historically, the markets for oil, gas, coal and power have been volatile. This volatility is likely to continue in the future. Market prices of these energy commodities may fluctuate materially depending on a variety of factors beyond the control of the Master Fund, including, without limitation, weather conditions, foreign and domestic supply and demand, force majeure events, changes in law, governmental regulations, price and availability of alternative fuels and energy sources, international political conditions, actions of the Organization of Petroleum Exporting Countries (and other oil- and natural gas-producing nations) and overall economic conditions.

Public Demand and Usage Risk. The Master Fund may make investments that derive substantially all of their revenues from tolls, tariffs or other usage-related fees. Users of the applicable service may react negatively to any adjustments to the applicable rates, or public pressure may cause a government or agency to challenge such rates. In addition, adverse public opinion, or lobbying efforts by specific interest groups, could result in government pressure to reduce rates or to forego planned rate increases. It cannot be guaranteed that government entities with which a portfolio company has concession agreements will not try to exempt certain users from tolls, tariffs or other fees or negotiate lower rates. If public pressure or government action forces a portfolio company to restrict its rate increases or reduce their rates, and it is unable to secure adequate compensation to restore the economic balance of the relevant concession agreement, the Master Fund’s business, financial condition and results of operations could be adversely affected. Even though the Master Fund will target assets that are anticipated to be subject to lower demand, usage, and patronage risk, the Master Fund may not be able to eliminate these risks. To the extent that the Advisers' assumptions regarding the demand, usage, and patronage of assets prove incorrect, the Master Fund’s financial returns could be adversely affected. Some portfolio companies may be subject to seasonal variations. Accordingly, the Master Fund’s operating results for any particular investment in any particular quarter may not be indicative of the results that can be expected for such investment throughout the entire year.

Strategic Asset Risk. Certain investments may be in public infrastructure that constitute significant strategic value to public or governmental bodies. Strategic assets are assets that have a national or regional profile, and may have monopolistic characteristics. The nature of these assets could generate additional risks not common in other industry sectors. Given their national or regional profile and/or their irreplaceable nature, strategic assets may constitute a higher risk target for terrorist acts or political actions. Any terrorist attacks that occur at or near infrastructure facilities would likely cause significant harm to employees, assets and, potentially, the surrounding community. Insurers may offer a limited amount of or no insurance coverage for liability to persons other than employees or passengers for claims resulting from acts of terrorism, war or similar events. A terrorist attack may result in liability far in excess of available insurance coverage. A terrorist attack on an Infrastructure Asset may also have adverse consequences for all assets of that type, including assets in which the Master Fund invests. For example, as a result of a terrorist attack in the vicinity of an Infrastructure Asset, the Infrastructure Asset may be forced to increase preventative security measures or expand its insurance coverage, adversely affecting the profitability of an investment in that asset. Similarly, a terrorist attack could cause reduced patronage, usage and demand for an entire class of Infrastructure Investments in the region of the terrorist attack, which could adversely affect the profitability of the Master Fund’s investments. Given the essential nature of the services provided by Infrastructure Assets, there is also a higher probability that the services provided by such assets will be in constant demand. Should an owner of such assets fail to make such services available, users of such services may incur significant damage and may, due to the characteristics of the strategic assets, be unable to replace the supply or mitigate any such damage, thereby heightening any potential loss from third-party claims.

Annual Report | March 31, 2026	37

CION Grosvenor Infrastructure Master Fund, LLC	Types of Investments and Related Risk Factors (Unaudited)
March 31, 2026

Privatization Risk. The Master Fund may invest in state-owned enterprises that have been or will be transferred from government to private ownership. There can be no assurance that any privatizations will be undertaken or, if undertaken, that such plans will be successfully completed or even completed at all. There can also be no assurance that, if a privatization is undertaken on a private placement basis, the Master Fund will have the opportunity to participate in the investing consortium. Investors should also be aware that changes in governments or economic factors could result in a change in a country’s policies on privatization. Should these policies change in the future, it is possible that governments may determine to return infrastructure projects to public ownership. The level of compensation that would be provided to the owners of the private companies concerned cannot be accurately predicted but could be substantially less than the amount invested in such companies.

Energy Sector Risk. The operations of energy companies are subject to many risks inherent in the transporting, processing, storing, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, coal, refined petroleum products or other hydrocarbons, or in the exploring, managing or producing of such commodities, including, without limitation: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage, and may result in the curtailment or suspension of their related operations, any and all of which could result in lower than expected returns to the Master Fund.

Utility Industry Risk. The Master Fund may make certain investments in and relating to the utility asset class. In many regions, including the U.S., the electric utility industry is experiencing increasing competitive pressures, primarily in wholesale markets, as a result of consumer demands, technological advances, greater availability of natural gas and other factors. In response, for example, Federal Energy Regulatory Commission has proposed regulatory changes to increase access to the nationwide transmission grid by utility and non-utility purchasers and sellers of electricity; similar actions are being taken or contemplated by regulators in other countries. A number of countries, including the U.S., are considering or implementing methods to introduce, promote and retain competition. To the extent competitive pressures increase and the pricing and sale of electricity assume more characteristics of a commodity business, the economics of independent power generation projects into which the Master Fund may invest may come under increasing pressure. Deregulation is fueling the current trend toward consolidation among domestic utilities, but also the disaggregation of many vertically integrated utilities into separate generation, transmission and distribution businesses. As a result, additional significant competitors could become active in the independent power industry.

Project Risk. The successful development of new or expansion infrastructure projects entails a variety of risks (some of which may be unforeseeable at the time a project is commenced) and may require or result in the involvement of a broad and diverse group of stakeholders who will either directly influence or potentially be capable of influencing the nature and outcome of the project. Such factors may include: political or local opposition, receipt of regulatory approvals or permits, site or land procurement, environmental issues, construction risks and delays (such as late delivery of necessary equipment), labor disputes (such as work stoppages), counterparty non-performance, project feasibility assessment and dealings with and reliance on third-party consultants. When making a portfolio investment value may be ascribed to infrastructure projects (new or expansion) that do not achieve successful implementation, potentially resulting in a lower than expected internal rate of return over the life of the investment. In addition, there are significant capital expenditures associated with the development and operating costs of Infrastructure Assets generally.

To the extent that the Master Fund invests in companies providing services or products (such as, for example, exploratory drilling rigs and support services) to participants in the natural resources exploration, development, extraction and transportation industries (such as, for example, oil, natural gas or minerals), the failure of such industry participants to successfully locate, develop, extract or transport such resources could materially impact the demand for the services or products of such companies, adversely affecting their performance and the Master Fund’s or such Infrastructure Investment’s investment therein.

Operational and Technical Risks and Force Majeure; Government Interventions Risk. The operations of infrastructure projects are exposed to unplanned interruptions caused by significant catastrophic and force majeure events, such as war, acts of God, pandemics, cyclones, earthquake, landslide, flood, explosion, fire, terrorist attack, social unrest, major plant breakdown, pipeline or electricity line rupture or other disaster. Operational disruption, as well as supply disruption, could adversely affect the cash flows available from these assets. In addition, the cost of repairing or replacing damaged assets could be considerable. Repeated or prolonged interruption may result in permanent loss of customers, substantial litigation or penalties for regulatory or contractual non-compliance. Moreover, any loss from such events may not be recoverable under relevant insurance policies. Business interruption insurance is not always available, or economical, to protect the business from these risks. Industrial action involving employees or third parties may disrupt the operations of infrastructure projects. Infrastructure projects are exposed to the risk of accidents that may give rise to personal injury, loss of life, damage to property, disruption to service and economic loss. In some cases, project agreements can be terminated if the force majeure event is so catastrophic as to render it incapable of remedy within a reasonable, pre-agreed time period.

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The Master Fund’s investments may be affected by force majeure events (i.e., events beyond the control of the party claiming that the event has occurred, including, without limitation, acts of God, fire, flood, earthquakes, war, terrorism, labor strikes and pandemics or other public health crises – see “Risks Relating to Current Events—Market Disruption and Geopolitical Risk” below for more information). Some force majeure events may adversely affect the ability of a party (including a portfolio company or a counterparty to the Master Fund) to perform its obligations until such force majeure event is remedied. In addition, the cost to a portfolio company of repairing or replacing damaged assets resulting from such force majeure event could be considerable. There can be no assurance that each portfolio company will be fully insured against all risks inherent to their businesses. If a significant accident or event occurs for which a portfolio company is not fully insured, such accident or event could adversely affect the operations and financial condition of such portfolio company, and hence, the Master Fund. Additionally, a major governmental intervention into industry, including the nationalization of an industry, the assertion of control over one or more companies or its assets, changes in the regulatory landscape or the imposition of significant travel or other restrictions, could result in a loss to the Master Fund, including if its investment in such portfolio company is canceled, unwound or acquired (which could be without any compensation or what the Master Fund considers to be adequate compensation).

Asset-Level Management Risk. The management of the business or operations of a portfolio company or may be contracted to a third-party management company unaffiliated with the Master Fund. Although it would be possible to replace any such operator, the failure of such an operator to adequately perform its duties or to act in ways that are in the company’s best interest, or the breach by an operator of applicable agreements or laws, rules, and regulations, could have an adverse effect on the company’s financial condition or results of operations.

A third-party management company may suffer a business failure, become bankrupt, or engage in activities that compete with a portfolio company. These and other risks, including the deterioration of the business relationship between the Master Fund and the third-party management company, could have an adverse effect on a portfolio company.

Should a third-party management company fail to perform its functions satisfactorily, it may be necessary to find a replacement operator, which may require the approval of a government or agency that has granted a concession with respect to the relevant company. It may not be possible to replace an operator in such circumstances, or do so on a timely basis, or on terms that are favorable to the Master Fund.

Contract Risk. An infrastructure investment’s operations may rely on government licenses, concessions, leases, or contracts that are generally very complex and may result in a dispute over interpretation or enforceability. Even though most permits and licenses are obtained prior to the commencement of full project operations, many of these licenses and permits have to be maintained over the project’s life. If a portfolio company fails to comply with these regulations or contractual obligations, it could be subject to monetary penalties or may lose its right to operate the affected asset, or both. Where a portfolio company holds a concession or lease from a government body, such arrangements are subject to special risks as a result of the nature of the counterparty. The lease or concession may contain clauses more favorable to the government counterparty than a typical commercial contract. In addition, there is the risk that the relevant government body will exercise sovereign rights and take actions contrary to the rights of a portfolio company or under the relevant agreement. Certain investments may require the use of public ways or may operate under easements. Governments may retain the right to restrict the use of such public ways or easements or require a company to remove, modify, replace or relocate facilities relating to Infrastructure Assets at its own expense. If a government exercises these rights, a portfolio company could incur significant costs and its ability to provide service to its customers could be disrupted, which could adversely impact the performance of such investment.

Competitive Marketplace Risk. Once Infrastructure Assets become operational, they will face competition from other infrastructure and infrastructure-related assets and/or businesses in the vicinity of the assets they operate, the presence of which depends in part on government plans and policies. For example, an increase in the number and convenience of alternative routes and competition from other modes of transportation could reduce traffic on toll roads operated by an investment of the Master Fund thus materially and adversely affecting the Master Fund’s performance. Such competition may materially and adversely affect the Master Fund’s business, financial conditions and results of operations.

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Regulatory Risk. The Master Fund’s investment projects may be subject to statutory and regulatory requirements, including those imposed by zoning, environmental, safety, labor and other regulatory or political authorities. For example, investment acquisitions and dispositions by the Master Fund may be subject to Federal Energy Regulatory Commission approval under the U.S. Federal Power Act, as amended. In addition, the adoption of new laws or regulations, or changes in the interpretation of existing laws or regulations, could have a material adverse effect on the investments of the Master Fund and thus on the Master Fund’s ability to meet their investment objectives. Such changes could necessitate the creation of new business models and the restructuring of investments to satisfy regulatory requirements, which may be costly and/or time consuming. Statutory and regulatory requirements also may require the Master Fund to obtain certain permits or approvals from government entities. In the U.S., certain acquisitions may be subject to approval by the Committee on Foreign Investment in the U.S. There can be no assurance that a portfolio company or underlying investment will be able to (i) obtain all required regulatory approvals that it does not yet have or that it may require in the future, (ii) obtain any necessary modifications to existing regulatory approvals, or (iii) maintain required regulatory approvals. Delay in obtaining or failure to obtain and maintain in full force and effect any regulatory approvals, or amendments thereto, or delay or failure to satisfy any regulatory conditions or other applicable requirements could prevent operation of a facility or sales to third parties or could result in additional costs to a portfolio company.

In addition, Infrastructure Assets may be subject to rate regulation by government agencies because of their unique position as the sole or predominant providers of services that are often essential to the community. As a result, a portfolio company may be subject to unfavorable price regulation by government agencies. For example, infrastructure companies engaged in businesses with monopolistic characteristics, such as electricity distribution, could face caps placed by regulators on allowable returns. Often these price determinations are final with limited or no right of appeal. Given the public interest aspect of the services that Infrastructure Assets provide, political oversight of the sector is likely to remain pervasive and unpredictable and governments may attempt to take actions which negatively affect operations, revenue, profitability or contractual relationships of certain investments, including through expropriation. Finally, certain projects may depend upon the use of public ways or may operate under easements. Under the terms of agreements governing the use of public ways or easements, government authorities may retain the right to restrict the use of such public ways or easements or to require a company to remove, modify, replace or relocate their facilities at such company’s expense. If a government authority exercises these rights, such a company could incur significant costs and its ability to provide service to its customers could be disrupted, which could adversely impact the performance of the relevant investment.

Environmental Risk. Infrastructure Assets may be subject to numerous statutes, rules and regulations relating to environmental protection. Statutes, rules and regulations may require that investments address prior environmental contamination, including soil and groundwater contamination, which results from the spillage of fuel, hazardous materials or other pollutants. Under various environmental statutes, rules and regulations, a current or previous owner or operator of real property may be liable for non-compliance with applicable environmental and health and safety requirements and for the costs of investigation, monitoring, removal or remediation of hazardous materials. These laws often impose liability, whether or not the owner or operator knew of or was responsible for the presence of hazardous materials. The presence of these hazardous materials on a property could also result in personal injury or property damage or similar claims by private parties. Persons who arrange for the disposal or treatment of hazardous materials may also be liable for the costs of removal or remediation of these materials at the disposal or treatment facility, whether or not that facility is or ever was owned or operated by that person. The Master Fund may be exposed to substantial risk of loss from environmental claims arising in respect of their investments, and the loss may exceed the value of such investments. Furthermore, changes in environmental laws or in the environmental condition of an investment by the Master Fund may create liabilities that did not exist at the time of acquisition of an investment and that could not have been foreseen. For example, new environmental regulations may create costly compliance procedures for Infrastructure Assets. In addition, investments by the Master Fund can have a substantial environmental impact. As a result, community and environmental groups may protest about the development or operation of Infrastructure Assets, and these protests may induce government action to the detriment of the owner of the Infrastructure Asset. Ordinary operation or occurrence of an accident with respect to Infrastructure Assets could cause major environmental damage, which may result in significant financial distress to the particular asset. In addition, the costs of remediating, to the extent possible, the resulting environmental damage, and repairing relations with the affected community, could be significant.

In addition, as consensus builds that global warming is a significant threat, initiatives seeking to address climate change through regulation of greenhouse gas emissions have been adopted by, are pending or have been proposed before international, federal, state, and regional regulatory authorities. Many industries (e.g., electrical power, mining, manufacturing, transportation, and insurance) face various climate change risks, many of which could conceivably materially affect them. Such risks include (i) regulatory/litigation risk (e.g., changing legal requirements that could result in increased permitting and compliance costs, changes in business operations, the discontinuance of certain operations, and related litigation), (ii) market risk (e.g., declining market for products and services seen as greenhouse gas intensive); and (iii) physical risk (e.g., risks to plants or property owned, operated or insured by a company posed by rising sea levels, increased frequency or severity of storms, drought, and other physical occurrences attributable to climate change). These risks could result in unanticipated delays or expenses and, under certain circumstances, could prevent completion of investment activities once undertaken, any of which could have an adverse effect on the Master Fund.

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Inflation and Interest Rate Risk related to Infrastructure Investments. Inflation could directly adversely affect certain investments made by the Master Fund. If an investment is unable to increase its revenue in times of higher inflation, its profitability and ability to distribute dividends may be adversely affected. Many of the entities in which the Master Fund invests may have long-term rights to income linked to some extent to inflation, whether by government regulations, contractual arrangement or other factors. Typically, as inflation rises, the entity will earn more revenue, but will incur higher expenses; as inflation declines, the entity may not be able to reduce expenses in line with any resulting reduction in revenue. Many infrastructure businesses rely on concessions to mitigate the inflation risk to cash flows through escalation provisions linked to the inflation rate (e.g., the toll set on a toll road). While these provisions may protect against certain risks, they do not protect against the risk of a rise in real interest rates, which is likely to create higher financing costs for infrastructure businesses and a reduction in the amount of cash available for distribution to investors.

In addition, the market for Infrastructure Investments has benefited in recent years from investors seeking yielding assets amid a sustained, low-interest rate environment. Should interest rates increase significantly, the market demand for private infrastructure investments could weaken materially, which could make it significantly more difficult for the Master Fund to exit investments at valuations the Advisers believe to be attractive. Furthermore, the market value of an investment may decline in times of higher inflation rates given that the most commonly used methodologies for valuing investments (e.g., discounted cash flow analysis) are sensitive to rising inflation and real interest rates. Finally, wage and price controls have been imposed at times in certain countries in an attempt to control inflation, which could significantly affect the operation of an investment. Accordingly, changes in the rate of inflation may affect the forecasted profitability of an investment.

Some countries’ economies, including in particular emerging markets, have experienced substantial growth or extremely high rates of inflation for extended periods of time. Inflation has, and may continue to have, negative effects on the economies of certain countries. For example, the risks associated with transactions using local currencies are significantly greater in hyperinflationary economies than in other less inflationary markets.

Infrastructure Industry Concentration Risk. Infrastructure Assets may be subject to a variety of risks, not all of which can be foreseen or quantified, including: (i) the burdens of ownership of infrastructure: (ii) local, national and international political and economic conditions; (iii) the supply and demand for services from and access to infrastructure; (iv) the financial condition of users and suppliers of Infrastructure Assets; (v) changes in interest rates and the availability of funds which may render the purchase, sale or refinancing of Infrastructure Assets difficult or impracticable; (vi) changes in regulations, planning laws and other governmental rules; (vii) changes in fiscal and monetary policies; (viii) under-insured or uninsurable losses, such as force majeure acts and terrorist events; (ix) reduced investment in public and private infrastructure projects; and (x) other factors which are beyond the reasonable control of the Master Fund. Many of the foregoing factors could cause fluctuations in usage, expenses and revenues, causing the value of investments to decline and a material adverse effect on an Infrastructure Fund’s or Infrastructure Asset’s performance.

Specific Infrastructure Assets in which the Master Fund or an Infrastructure Fund may invest may be subject to the following additional risks:

●	Communication infrastructure companies are subject to risks involving changes in government regulation, competition, dependency on patent protection, equipment incompatibility, changing consumer preferences, technological obsolescence and large capital expenditures and debt burdens.

●	Energy infrastructure companies are subject to adverse changes in fuel prices, the effects of energy conservation policies and other risks, such as increased regulation, negative effects of economic slowdowns, reduced demand, cleanup and litigation costs as a result of environmental damage, changing and international politics and regulatory policies of various governments. Natural disasters or terrorist attacks damaging sources of energy supplies will also negatively impact energy infrastructure companies.

●	Social infrastructure companies issuers are subject to government regulation and the costs of compliance with such regulations and delays or failures in receiving required regulatory approvals. The enactment of new or additional regulatory requirements may negatively affect the business of a social infrastructure company.

●	Transportation infrastructure companies can be significantly affected by economic changes, fuel prices, labor relations, insurance costs and government regulations. Transportation infrastructure companies will also be negatively impacted by natural disasters or terrorist attacks.

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●	Utilities companies revenues and costs are subject to regulation by states and other regulators. Regulatory authorities also may restrict a company’s access to new markets. Utilities companies may incur unexpected increases in fuel and other operating costs. Utilities companies are also subject to considerable costs associated with environmental compliance, nuclear waste clean-up and safety regulation.

Valuation of the Master Fund’s Interests in Infrastructure Funds and Certain Infrastructure Assets. The valuation of the Master Fund’s investments in Infrastructure Funds and certain Infrastructure Assets is ordinarily determined based upon valuations provided by the Sponsor Managers on a periodic basis (typically, quarterly). Although such valuations are provided on a periodic basis (typically, quarterly), the Master Fund will provide valuations, and will issue Shares, on a daily basis. A large percentage of the securities in which the Master Fund invests will not have a readily ascertainable market price and will be fair valued by the Sponsor Manager. In this regard, a Sponsor Manager may face a conflict of interest in valuing the securities, as their value may affect the Sponsor Manager’s compensation or its ability to raise additional funds. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Sponsor Manager, the accuracy of the valuations provided by the Sponsor Managers, that the Sponsor Managers will comply with their own internal policies or procedures for keeping records or making valuations, or that the Sponsor Managers’ policies and procedures and systems will not change without notice to the Master Fund. As a result, a Sponsor Manager’s valuation of the securities may fail to match the amount ultimately realized with respect to the disposition of such securities.

A Sponsor Manager’s information could also be inaccurate due to fraudulent activity, misvaluation or inadvertent error. The Master Fund may not uncover errors in valuation for a significant period of time, if ever.

Non-Diversification Risk. The Master Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. A non-diversified fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. A non-diversified fund may select its investments from a relatively small pool of issuers consistent with its stated investment objective and policies. An investment in a non-diversified fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer or small number of issuers may cause greater fluctuations in the value of the fund’s shares.

Principal Investment Related Risks

General Economic and Market Conditions. The value of the Master Fund’s total net assets should be expected to fluctuate. To the extent that the Master Fund’s or an Infrastructure Fund’s portfolio is concentrated in securities of a single issuer or issuers in a single sector, the risk of any investment decision is increased. The use of leverage is likely to cause the Master Fund’s average net assets to appreciate or depreciate at a greater rate than if leverage were not used.

An investment in the Master Fund involves a high degree of risk, including the risk that the shareholder’s entire investment may be lost. The Master Fund’s performance depends largely upon the Advisers’ selection of Infrastructure Assets, Infrastructure Funds and Sponsor Managers, the allocation of offering proceeds thereto and the performance of the Infrastructure Assets. The Master Fund’s investment activities involve the risks associated with private market investments generally. Risks include adverse changes in national or international economic conditions, adverse local market conditions, the financial conditions of portfolio companies, changes in the availability or terms of financing, changes in interest rates, exchange rates, corporate tax rates and other operating expenses, environmental laws and regulations, and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of certain industries or the availability of purchasers to acquire companies, and dependence on cash flow, as well as acts of God, uninsurable losses, war, terrorism, earthquakes, hurricanes or floods and other factors which are beyond the control of the Master Fund, Infrastructure Funds, or Infrastructure Assets. Unexpected volatility or lack of liquidity could impair the Master Fund’s profitability or result in its suffering losses.

Limited Operating History. The Master Fund is a recently formed non-diversified, closed-end management investment company with limited performance history that shareholders can use to evaluate the Master Fund’s investment performance. The initial operating expenses for a recently formed fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund. In addition, Infrastructure Assets or Infrastructure Funds may, in some cases, be newly organized with limited operating histories upon which to evaluate their performance.

Changes in Trade Negotiations. In recent years, the U.S. government has indicated its intent to alter its approach to international trade policy and in some cases to renegotiate, or potentially terminate, certain existing bilateral or multi-lateral trade agreements and treaties with foreign countries, and has made proposals and taken actions related thereto. For example, the U.S. government has imposed, and may in the future further increase, tariffs on certain foreign goods, including from China, such as steel and aluminum. Some foreign governments, including China, have instituted retaliatory tariffs on certain U.S. goods. Most recently, the current U.S. presidential administration has imposed or sought to impose significant increases to tariffs on goods imported into the U.S., including from China, Canada and Mexico. Tariffs on imported goods could further increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future portfolio companies and adversely affect the revenues and profitability of portfolio companies whose businesses rely on goods imported from such impacted jurisdictions.

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Non-U.S. Risk. Certain Infrastructure Investments may include assets outside of the U.S. Non-U.S. securities or instruments involve certain factors not typically associated with investing in U.S. securities or instruments, including risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various non-U.S. currencies in which the Master Fund’s non-U.S. investments are denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) differences in conventions relating to documentation, settlement, corporate actions, stakeholder rights and other matters; (iii) differences between the U.S. and non-U.S. securities markets, including higher rates of inflation, higher transaction costs and potential price volatility in, and relative illiquidity of, some non-U.S. securities markets; (iv) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less governmental supervision and regulation in some countries; (v) certain economic, social and political risks, including potential exchange control regulations and restrictions on non-U.S. investment and repatriation of capital, the risks of political, economic or social instability, including the risk of sovereign defaults, and the possibility of expropriation or confiscatory taxation and adverse economic and political development; (vi) the possible imposition of non-U.S. taxes on income and gains recognized with respect to such securities or instruments; (vii) differing, and potentially less well-developed or well-tested laws regarding creditor’s rights (including the rights of secured parties), corporate governance, fiduciary duties and the protection of investors; (viii) difficulty in enforcing contractual obligations; (ix) differences in the legal and regulatory environment or enhanced legal and regulatory compliance; (x) reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; (xi) political hostility to investments by foreign or private investment fund investors; and (xii) less publicly available information.

Additionally, certain Infrastructure Investments may include or invest in foreign portfolio companies that do not maintain internal management accounts or adopt financial budgeting, internal audit or internal control procedures to standards normally expected of companies in the U.S. Accordingly, information supplied regarding the Master Fund’s Infrastructure Investments may be incomplete, inaccurate and/or significantly delayed. The Master Fund and Infrastructure Funds may therefore be unable to take or influence timely actions necessary to rectify management deficiencies in such portfolio companies, which may ultimately have an adverse impact on the NAV of the Master Fund.

Certain of the Infrastructure Assets in which the Master Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. The Master Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require the Master Fund to freeze its existing investments in companies operating in or having dealings with sanctioned countries, prohibiting the Master Fund from selling or otherwise transacting in these investments. This could impact the Master Fund’s ability to sell securities or other financial instruments as needed to meet shareholder redemptions. The Master Fund could seek to suspend redemptions in the event that an emergency exists in which it is not reasonably practicable for the Master Fund to dispose of its securities or to determine the value of its net assets.

Geographic Concentration Risks. The Master Fund’s or an Infrastructure Fund’s investments may be concentrated in specific geographic regions. This focus may constrain the liquidity and the number of portfolio companies available for investment. In addition, the Master Fund’s or an Infrastructure Fund’s investments will be disproportionately exposed to the risks associated with the region of concentration.

Sector Concentration. The Master Fund is subject to concentration risk and may invest in an Infrastructure Fund that concentrates its investments in specific industry sectors. This focus may constrain the liquidity and the number of portfolio companies available for investment by the Master Fund or such an Infrastructure Fund. In addition, the investments of the Master Fund and such an Infrastructure Fund will be disproportionately exposed to the risks associated with the industry sectors of concentration.

Energy Sector Risk. The Master Fund’s or an Infrastructure Fund’s assets may include energy sector investments, thereby exposing the Master Fund to risks associated with this sector. Increases or decreases in the commodity supply or demand and resulting changes in pricing related to natural gas, natural gas liquids, crude oil, coal or other energy commodities, may have a significant impact on the assets focused on this sector. Additionally, the energy sector is a highly regulated industry both domestically and internationally which can also have a material impact on the investments in this sector. Other factors that may adversely affect the value of securities of companies in the energy sector include operational risks, challenges to exploration and production, competition, inability to make accretive acquisitions, significant accident or event that is not fully insured at a company, natural depletion of reserves, and other unforeseen natural disasters. Energy sector investments are affected by worldwide energy prices and costs related to energy production. These investments may have significant operations in areas at risk for natural disasters, social unrest and environmental damage. These investments may also be at risk for increased government regulation and intervention, energy conservation efforts, litigation and negative publicity and perception.

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Utilities Sector Risk. The Master Fund’s or an Infrastructure Fund’s assets may include utilities sector investments, thereby exposing the Master Fund to risks associated with this sector. Rates charged by traditional regulated utility companies are generally subject to review and limitation by governmental regulatory commissions, and the timing of rate changes will adversely affect such companies’ earnings and dividends when costs are rising. Other factors that may adversely affect the value of securities of companies in the utilities sector include interest rate changes, supply and demand fluctuations, technological developments, natural resources conservation, and changes in commodity prices, which may be caused by supply and demand fluctuations or other market forces.

Technology Sector. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated.

Agriculture and Forestry Sector Risk. Investments in agriculture/farmland are subject to various risks, including adverse changes in national or international economic conditions, adverse local market conditions, adverse natural conditions such as storms, floods, drought, windstorms, hail, temperature extremes, frosts, soil erosion, infestations and blights, failure of irrigation or other mechanical systems used to cultivate the land, financial conditions of tenants, marketability of any particular kind of crop that may be influenced, among other things, by changing consumer tastes and preferences, import and export restrictions or tariffs, casualty or condemnation losses, government subsidy or production programs, buyers and sellers of properties, availability of excess supply of property relative to demand, changes in availability of debt financing, changes in interest rates, real estate tax rates and other operating expenses, environmental laws and regulations, governmental regulation of and risks associated with the use of fertilizers, pesticides, herbicides and other chemicals used in commercial agriculture, zoning laws and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of properties, risk due to dependence on cash flow, as well as acts of God, uninsurable losses and other factors which are beyond the control of the Master Fund or an Infrastructure Fund.

In addition, the forestry and timber industry is highly cyclical and the market value of timber investments is strongly affected by changes in international economic conditions, interest rates, weather cycles, changing demographics, environmental conditions and government regulations, among other factors. For example, the volume and value of timber that can be harvested from timberlands is limited by natural disasters, fire, volcanic eruptions, insect infestation, disease, ice storms, windstorms, flooding and other events and weather conditions and changes in climate conditions could intensify the effects of any of these factors. Many companies in the timber and forestry industry do not insure against damages to their timberlands. This industry is also subject to stringent U.S. federal, state and local environmental, health and safety laws and regulations. Significant timber deposits are located in emerging markets countries where corruption and security may raise significant risks.

Financial Sector and Financial Institutions Risk. Financial institutions in which the Master Fund may invest, directly or indirectly, are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge. In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution’s control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. These limitations may have a significant impact on the profitability of a financial institution since profitability is attributable, at least in part, to the institution’s ability to make financial commitments such as loans. Profitability of a financial institution is largely dependent upon the availability and cost of the institution’s funds and can fluctuate significantly when interest rates change.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to a Fund and issuers in which it invests. For example, if a bank in which the Master Fund or issuer has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the Master Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer fails, the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by issuers in which the Master Fund invests remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Master Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Master Fund and issuers in which it invests.

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Foreign Currencies Risk. Some of the foreign securities in which the Master Fund or an Infrastructure Fund invests are denominated or quoted in a foreign currency. A decline in value of a currency will have an adverse impact on the U.S. dollar value of any investments denominated in that currency and, as a result, the NAV of Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Master Fund’s assets. The Master Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. Changes in the value of foreign (non-U.S.) currencies relative to the U.S. dollar and inflation may adversely affect the Master Fund’s investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies. These changes in value can make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. The Sub-Adviser may seek to reduce currency risk by hedging all or part of the exposure to various foreign currencies of the Master Fund’s assets by engaging in hedging transactions, including swaps, futures, forward currency contracts and other derivatives. However, these transactions and techniques may not always work as intended, and in certain cases the Master Fund may be worse off than if it had not engaged in such hedging practices. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Leverage Utilized by the Master Fund. The Master Fund and Master Fund may borrow money in connection with its investment activities and to otherwise provide the Master Fund with liquidity — i.e., the Master Fund and Master Fund may utilize leverage. Specifically, the Master Fund may borrow money through a credit facility or other arrangements to fund investments in Infrastructure Assets up to the limits of the Asset Coverage Requirement. Leverage may be used to provide the Master Fund with temporary liquidity to acquire investments in advance of the Master Fund’s receipt of proceeds from the realization of other assets or additional sales of Shares. The Master Fund is expected to enter into the credit agreement for such purposes.

The Master Fund may borrow money for certain purposes, such as making payments to Infrastructure Funds or Infrastructure Assets in accordance with the Master Fund’s investment commitments, repurchasing Shares and paying fees and expenses of the Master Fund, subject to any limitations imposed by applicable law. The 1940 Act requires a registered investment company to satisfy an Asset Coverage Requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the “Asset Coverage Requirement”). This requirement means that the value of the investment company’s total indebtedness may not exceed one third of the value of its total assets (including the indebtedness). The 1940 Act also requires that dividends may not be declared if this Asset Coverage Requirement is breached, subject to certain exceptions.

The use of leverage is speculative and involves certain risks. Although leverage will increase the Master Fund’s or Master Fund’s investment return if the Master Fund’s or Master Fund’s interest in an asset purchased with borrowed funds earns a greater return than the interest expense the Master Fund pays for the use of those funds, the use of leverage will decrease the return on the Master Fund or Master Fund if the Master Fund or Master Fund fails to earn as much on its investment purchased with borrowed funds as it pays for the use of those funds. The use of leverage will in this way magnify the volatility of changes in the value of an investment in the Master Fund, especially in times of a “credit crunch” or during general market turmoil. The Master Fund or Master Fund may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, a lender to the Master Fund or Master Fund may terminate or refuse to renew any credit facility into which the Master Fund or Master Fund has entered. If the Master Fund or Master Fund is unable to access additional credit, it may be forced to sell its interests in Infrastructure Funds at inopportune times, which may further depress the returns of the Master Fund or Master Fund.

Leverage Utilized by Infrastructure Funds. Infrastructure Funds may also utilize leverage in their investment activities. Borrowings by Infrastructure Funds are not subject to the limitations on borrowings in the 1940 Act. Accordingly, the Master Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain Infrastructure Funds held by the Master Fund. Generally, the use of leverage by Infrastructure Funds may increase the volatility of the Infrastructure Funds. An Infrastructure Fund’s leverage or expected leverage is a factor that may be considered by the Sub-Adviser in its security selection process.

Nature of Portfolio Companies. Infrastructure Investments will include direct and indirect investments in various companies, projects, and businesses. This may include portfolio companies in the early phases of development, which can be highly risky due to the lack of a significant operating history, fully developed product lines, experienced management, or a proven market for their products. The Master Fund’s investments may also include portfolio companies that are in a state of distress or which have a poor record and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such portfolio companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such portfolio companies.

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Investments in the Securities of Small or Middle-Market Portfolio Companies. The Master Fund’s Infrastructure Investments may consist of investments in the securities of small and/or less well-established privately held companies. While smaller private companies may have potential for rapid growth, investments in private companies pose significantly greater risks than investments in public companies. For example, private companies:

●	have reduced access to the capital markets, resulting in diminished capital resources and the ability to withstand financial distress;

●	may have limited financial resources and may be unable to meet their obligations under their debt securities, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of realizing any guarantees that may have obtained in connection with the investment;

●	may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

●	generally, are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on a portfolio company and, in turn, on the Infrastructure Fund that has invested in the portfolio company; and

●	generally, have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

Investments in smaller capitalization companies often involve significantly greater risks than the securities of larger, better-known companies because they may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than those of larger, more established companies, as these securities typically are less liquid, traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. In addition, when selling large positions in small capitalization securities, the seller may have to sell holdings at discounts from quoted prices or may have to make a series of small sales over a period of time.

In addition, investments in private companies tend to be less liquid. The securities of many of the companies in which the Master Fund invests are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors only. Such securities may be subject to legal and other restrictions on resale. As such, the Master Fund may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. As a result, the relative lack of liquidity and the potential diminished capital resources of target portfolio companies may affect the Master Fund’s investment returns.

First Lien Senior Secured Loans, Second Lien Senior Secured Loans and Unitranche Debt. When the Master Fund invests, directly or indirectly, in first lien senior secured loans, second lien senior secured loans, and unitranche debt of portfolio companies, the Master Fund will generally seek to take a security interest in the available assets of those portfolio companies, including the equity interests of the portfolio companies’ subsidiaries. There is a risk that the collateral securing these loans may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. To the extent a debt investment is collateralized by the securities of a portfolio company’s subsidiaries, such securities may lose some or all of their value in the event of the bankruptcy or insolvency of the portfolio company. Also, in some circumstances, the Master Fund’s lien may be contractually or structurally subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Loans that are under- collateralized involve a greater risk of loss. Consequently, the fact that a loan is secured does not guarantee that the Master Fund will receive principal and interest payments according to the loan’s terms, or at all, or that the Master Fund will be able to collect on the loan should the remedies be enforced. Finally, particularly with respect to a unitranche debt structure, unitranche debt will generally have higher leverage levels than a standard first lien term loan.

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Mezzanine Investments. The Master Fund may, directly or indirectly, invest in mezzanine loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine loans also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed-upon formula. Mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to six years. Mezzanine investments are usually unsecured and subordinate to other debt obligations of an issuer.

Risks Associated with Covenant-Lite Loans. A significant number of leveraged loans in the market may consist of loans that do not contain financial maintenance covenants (“Covenant-Lite Loans”). While the Master Fund does not intend to invest in Covenant-Lite Loans as part of its principal investment strategy, it is possible that such loans may comprise a small portion of the Master Fund’s portfolio. Such loans do not require the borrower to maintain debt service or other financial ratios. Ownership of Covenant-Lite Loans may expose the Master Fund to different risks, including with respect to liquidity, price volatility, ability to restructure loans, credit risks and less protective loan documentation than is the case with loans that also contain financial maintenance covenants.

High Yield Securities and Distressed Securities. The Master Fund’s Infrastructure Investments may include investments in fixed income securities rated investment grade or non-investment grade (commonly referred to as high yield securities or “junk” securities) and may include investments in unrated fixed income securities. Non-investment grade securities are fixed income securities rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB by Standard & Poor’s Rating Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), or if unrated considered by a Sponsor Manager to be equivalent quality. Non-investment grade debt securities in the lowest rating categories or unrated debt securities determined to be of comparable quality may involve a substantial risk of default or may be in default. Infrastructure Assets in non-investment grade securities expose it to a substantial degree of credit risk. Non-investment grade securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies, and therefore they may have more difficulty making scheduled payments of principal and interest. Non-investment grade securities are subject to greater risk of loss of income and principal than higher rated securities and may be considered speculative. Non-investment grade securities may experience reduced liquidity, and sudden and substantial decreases in price. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In the event of a default, an Infrastructure Fund or the Master Fund may incur additional expenses to seek recovery. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

Certain Infrastructure Assets may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. The characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. These securities may also present a substantial risk of default. An Infrastructure Fund’s or the Master Fund’s investment in any instrument is subject to no minimum credit standard and a significant portion of the obligations and preferred stock in which an Infrastructure Fund or the Master Fund may invest may be non-investment grade (commonly referred to as junk securities), which may result in the Infrastructure Fund or the Master Fund experiencing greater risks than it would if investing in higher rated instruments.

Primary Investments. The market for Primary Investments may be very limited and competitive, and the Primary Investments to which the Master Fund wishes to allocate capital may not be available at any given time. Primary Investments may be heavily negotiated and may create additional transaction costs for the Master Fund. Primary Investments are more concentrated than investments in Infrastructure Funds, which hold multiple portfolio companies.

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General Risks of Secondary Investments. The overall performance of the Master Fund’s investments in Infrastructure Investments obtained through secondary transactions will depend in part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. There is a risk that investors exiting an Infrastructure Asset or an Infrastructure Fund through a secondary transaction may possess superior knowledge regarding the value of their investment, and the Master Fund may pay more for a secondary investment than it would have if it were also privy to such information. Certain Infrastructure Assets may be purchased as a portfolio, and in such cases the Master Fund may not be able to carve out from such purchases those investments that the Advisers consider (for commercial, tax, legal or other reasons) less attractive. Where the Master Fund acquires a secondary Infrastructure Investment, the Master Fund will generally not have the ability to modify or amend such secondary Infrastructure Investment’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to secondary investments may be greater than those relating to primary investments.

Where the Master Fund acquires a secondary Infrastructure Investment, the Master Fund may acquire contingent liabilities associated with such interest. Specifically, where the seller has received distributions from the relevant secondary Infrastructure Fund and, subsequently, that secondary Infrastructure Fund recalls any portion of such distributions, the Master Fund (as the purchaser of the interest to which such distributions are attributable) may be obligated to pay an amount equivalent to such distributions to such secondary Infrastructure Fund. While the Master Fund may be able, in turn, to make a claim against the seller of the interest for any monies so paid to the secondary Infrastructure Fund, there can be no assurance that the Master Fund would have such right or prevail in any such claim.

The Master Fund may acquire Infrastructure Investments in secondary transactions as a member of a purchasing syndicate, in which case the Master Fund may be exposed to additional risks including, among other things: (i) counterparty risk, (ii) reputation risk, (iii) breach of confidentiality by a syndicate member, and (iv) execution risk.

Co-Investment Risk. When the Master Fund invests in Infrastructure Assets alongside other investors through Co-Investments, the realization of portfolio company investments made as co-investments may take longer than would the realization of investments under the sole control of the Advisers or the Master Fund because co-investors may require an exit procedure requiring notification of the other co-investors and possibly giving the other co-investors a right of first refusal or a right to initiate a buy-sell procedure (i.e., one party specifying the terms upon which it is prepared to purchase the other party’s or parties’ participation in the investment and the non-initiating party or parties having the option of either buying the initiating party’s participation or selling its or their participation in the investment on the specified terms).

Investing in Infrastructure Assets through Co-Investments may involve risks in connection with such third-party involvement, including the possibility that a third-party may have financial difficulties, resulting in a negative impact on such investment, or that the Master Fund may in certain circumstances be held liable for the actions of such third-party co-investor. Third-party co-investors may also have economic or business interests or goals that are inconsistent with those of the Master Fund, or may be in a position to take or block action in a manner contrary to the Master Fund’s investment objective. In circumstances where such third parties involve a management group, such third parties may receive compensation arrangements relating to the Co-Investment, including incentive compensation arrangements, and the interests of such third parties may not be aligned with the interests of the Master Fund.

When the Master Fund makes direct investments in operating companies through Co-Investments alongside Sponsor Managers, the Master Fund will be highly dependent upon the capabilities of the Sponsor Managers alongside which the investment is made. The Master Fund may indirectly make binding commitments to Co-Investments without an ability to participate in the management and control of, and with no or limited ability to transfer its interests in, the pertinent operating company. In some cases, the Master Fund will be obligated to fund its entire direct investment in a Co-Investment up front, and in other cases the Master Fund will make commitments to fund investments from time to time as called by the Sponsor Manager of another Infrastructure Fund in a Co-Investment. Generally, neither the Sub-Adviser nor the Master Fund will have control over the timing of capital calls or distributions received from such Co-Investment, or over investment decisions made in such Co-Investment.

When the Master Fund participates in a Co-Investment, the Master Fund generally will not have control over the underlying portfolio company, and will not be able to direct the policies or management decisions of such portfolio company. Thus, the returns to the Master Fund from any such investments will be more dependent upon the performance of the particular portfolio company and its management in that the Adviser, on behalf of the Master Fund, will not be able to direct the policies or management decisions of such portfolio company.

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Derivatives Risk. The Master Fund relies on certain exemptions in Rule 18f-4 to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Under Rule 18f-4, “derivatives transactions” include the following: (1) any swap, security-based swap, futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Master Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; and (3) if the Master Fund relies on the exemption in Rule 18f-4(d)(1)(ii), reverse repurchase agreements and similar financing transactions. The Master Fund will rely on a separate exemption in Rule 18f-4(e) when entering into unfunded commitment agreements (e.g., capital commitments to invest debt and/or equity in Infrastructure Investments that can be drawn at the discretion of the Sponsor Manager or its affiliate general partner). To rely on the unfunded commitment agreements exemption, the Master Fund must reasonably believe, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as they come due. The Master Fund will rely on another exemption in Rule 18f-4(f) when purchasing when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, if certain conditions are met. When the Master Fund enters into a secondary transaction to purchase interests in Multi-Asset Secondaries or Single-Asset Secondaries, the Master Fund will treat the date of the transfer agreement to purchase the interest in a specific Infrastructure Fund as the trade date for determining whether the purchase of the Infrastructure Fund qualifies for the exemption for non-standard settlement cycle securities transactions.

The Master Fund intends to operate as a “limited derivatives user” for purposes of the derivatives transactions exemption in Rule 18f-4. To qualify as a limited derivatives user, the Master Fund’s “derivatives exposure” is limited to 10% of its net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule 18f-4). If the Master Fund fails to qualify as a “limited derivatives user” as defined in Rule 18f-4 and seeks to enter into derivatives transactions, the Master Fund will be required to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions.

Swap Agreements Risk. The Master Fund may enter into swap agreements, including interest rate and index swap agreements, for hedging purposes, as a form of leverage or to seek to obtain a particular desired return at a lower cost to the Master Fund than if the Master Fund had invested directly in an instrument yielding the desired return. Swap agreements are often two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a typical “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Some swaps may be subject to central clearing and exchange trading. Whether the Master Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Advisers’ ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, some swap agreements may be considered by the Master Fund to be illiquid. Moreover, the Master Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a bi-lateral swap agreement counterparty. The Master Fund may seek to reduce this risk to some extent by entering into a transaction only if the counterparty meets the Advisers’ current credit standards for over-the-counter ("OTC") option counterparties. In the case of a cleared swap, the Master Fund bears the risk that the clearinghouse may default. Swap agreements also bear the risk that the Master Fund will not be able to meet its payment obligations to the counterparty. Generally, under current SEC regulatory requirements, the Master Fund will deposit in a segregated account liquid assets permitted to be so segregated in an amount equal to or greater than the market value of the Master Fund’s liabilities under the swap agreement or the amount it would cost the Master Fund initially to make an equivalent direct investment plus or minus any amount the Master Fund is obligated to pay or is to receive under the swap agreement. Restrictions imposed by the tax rules applicable to regulated investment companies may limit the Master Fund’s ability to use swap agreements. It is possible that developments in the swap market, including further government regulation, could adversely affect the Master Fund’s ability to enter into or terminate swap agreements or to realize amounts to be received under these agreements. Swap transactions may involve substantial leverage.

The Master Fund may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. Credit default swaps are often structured with significant leverage and may be considered speculative. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by the Master Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Master Fund may be either the buyer or seller in the transaction. If the Master Fund is a buyer and no credit event occurs, the Master Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Master Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Master Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

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Swaptions Risk. The Master Fund, to the extent permitted under applicable law, may enter into “swaptions”, which are options on swap agreements on either an asset-based or liability-based basis. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Master Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Master Fund generally will incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Master Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. When the Master Fund writes a swaption, upon exercise of the option, the Master Fund will become obligated according to the terms of the underlying agreement.

Currency Hedging Risk. The Advisers may seek to hedge all or a portion of the Master Fund’s foreign currency risk. However, the Advisers cannot guarantee that it will be practical to hedge these risks in certain markets or conditions or that any efforts to do so will be successful.

Arbitrage Risk. The Master Fund may engage in capital structure arbitrage and other arbitrage strategies. Arbitrage strategies entail various risks, including the risk that external events, regulatory approvals and other factors will impact the consummation of announced corporate events and/or the prices of certain positions. In addition, hedging is an important feature of capital structure arbitrage. There is no guarantee that the Advisers will be able to hedge the Master Fund’s investment portfolio in the manner necessary to successfully employ the Master Fund’s strategy.

When-Issued Securities and Forward Commitments. Securities may be purchased on a “forward commitment” or “when-issued” basis, meaning securities are purchased or sold with payment and delivery taking place in the future, to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the return on a comparable security when the transaction is consummated may vary from the return on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction.

Repurchase Agreements and Reverse Repurchase Agreements Risk. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Master Fund upon acquisition is accrued as interest and included in its net investment income.

Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Master Fund could experience both delays in liquidating the underlying securities and losses, including (i) possible decline in the value of the underlying security during the period in which the Master Fund seeks to enforce its rights thereto; (ii) possible lack of access to income on the underlying security during this period; and (iii) expenses of enforcing its rights.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Master Fund might be unable to deliver them when the Master Fund seeks to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer, trustee or receiver may receive an extension of time to determine whether to enforce the Master Fund’s obligation to repurchase the securities, and the Master Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. If the Master Fund enters in reverse repurchase agreements and similar financing transactions in reliance on the exemption in Rule 18f-4(d), the Master Fund may treat such transactions as “derivatives transactions” and comply with Rule 18f-4 with respect to such transactions.

Options and Futures Risk. The Master Fund may utilize options and futures contracts and so-called “synthetic” options or other derivatives written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the OTC market. When options are purchased OTC, the Master Fund’s portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and, in such cases, the Master Fund may have difficulty closing out its position. OTC options also may include options on baskets of specific securities. Under current SEC requirements, the Master Fund will “cover” its options and futures positions by segregating an amount of cash and/or liquid securities to the extent required by the 1940 Act and applicable SEC interpretations and guidance from time to time.

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The Master Fund may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes in pursuing its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A covered call option is a call option with respect to which the seller of the option owns the underlying security. The sale of a call option exposes the seller during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on the books of or with a custodian to fulfill the obligation undertaken. The sale of a put option exposes the seller during the term of the option to a decline in price of the underlying security while depriving the seller of the opportunity to invest the segregated assets.

The Master Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. In such a case, the Master Fund will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option.

Purchasing a futures contract creates an obligation to take delivery of the specific type of financial instrument at a specific future time at a specific price for contracts that require physical delivery, or net payment for cash-settled contracts. Engaging in transactions in futures contracts involves risk of loss to the Master Fund. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. All terms of futures contracts are set forth in the rules of the exchange on which the futures contracts are traded. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting the Master Fund to substantial losses. Successful use of futures also is subject to the Advisers’ ability to predict correctly the direction of movements in the relevant market, and, to the extent the transaction is entered into for hedging purposes, to determine the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Risks Relating to Current Events

Market Disruption and Geopolitical Risk. Disease outbreaks, public health emergencies (e.g., the coronavirus outbreak, epidemics and other pandemics), the European sovereign debt crisis, instability in the Middle East, including ongoing armed confliects among the U.S., Israel, Iran, Hamas and other militant groups, terrorist attacks in the U.S. and around the world, the impact of natural disasters, growing social and political discord in the various countries, including the U.S., the response of the international community—through economic sanctions and otherwise—to Russia’s annexation of the Crimea region of Ukraine and invasion of Ukraine, and other similar events may result in market volatility, may have long-term adverse effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the U.S. and worldwide. The Master Fund does not know how long the financial markets may be affected by these events and cannot predict the effects of these events or similar events in the future. Wars and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and global economies and markets generally. These events could also impact interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to an investment in the Shares. There can be no assurance that such market disruptions may not have other material and adverse implications for the sectors in which the Master Fund may invest.

Eurozone Risk. The Master Fund may invest from time to time in European companies and companies that may be affected by the Eurozone economy. Ongoing concerns regarding the sovereign debt of various Eurozone countries, including the potential for investors to incur substantial write-downs, reductions in the face value of sovereign debt and/or sovereign defaults, as well as the possibility that one or more countries might leave the European Union (the “EU”) or the Eurozone create risks that could materially and adversely affect the Master Fund’s investments. Sovereign debt defaults and EU and/or Eurozone exits could have material adverse effects on the Master Fund’s investments in European companies, including, but not limited to, the availability of credit to support such companies’ financing needs, uncertainty and disruption in relation to financing, increased currency risk in relation to contracts denominated in Euros and wider economic disruption in markets served by those companies, while austerity and/or other measures introduced to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Master Fund. Legal uncertainty about the funding of Euro-denominated obligations following any breakup or exits from the Eurozone, particularly in the case of investments in companies in affected countries, could also have material adverse effects on the Master Fund.

Annual Report | March 31, 2026	51

CION Grosvenor Infrastructure Master Fund, LLC	Types of Investments and Related Risk Factors (Unaudited)
March 31, 2026

Other Risks Relating to the Master Fund

Repurchase Offers Risks. The Master Fund is an interval fund and, in order to provide liquidity to shareholders, the Master Fund, subject to applicable law, will conduct repurchase offers of the Master Fund’s outstanding Shares at NAV, subject to approval of the Board. The Master Fund believes that these repurchase offers are generally beneficial to the Master Fund’s shareholders, and repurchases generally will be funded from available cash, cash from the sale of Shares or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Master Fund to be fully invested or force the Master Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Master Fund’s investment performance. Moreover, diminution in the size of the Master Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Master Fund to participate in new investment opportunities or to achieve its investment objective. The Master Fund may accumulate cash by (i) holding back (i.e., not reinvesting) payments received in connection with the Master Fund’s investments and (ii) holding back (i.e., not investing) cash from the sale of Shares. The Master Fund believes that it can meet the maximum potential amount of the Master Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Master Fund are not sufficient to meet the Master Fund’s repurchase obligations, the Master Fund intends, if necessary, to sell investments. If, as expected, the Master Fund employs leverage, repurchases of Shares would compound the adverse effects of leverage in a declining market. In addition, if the Master Fund borrows to finance repurchases, interest on that borrowing will negatively affect holders of Shares who do not tender their Shares by increasing the Master Fund’s expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, the Board may determine to increase the amount repurchased by up to 2% of the Master Fund’s outstanding Shares as of the date of the repurchase request deadline. Similarly, if an offer to repurchase interests in the Master Fund is oversubscribed, the Master Fund will repurchase only a pro rata portion of the interests tendered by the Master Fund to the Master Fund, unless the offer to repurchase interests in the Master Fund is increased and extended, and accordingly the Master Fund may be required to scale down the repurchase of Shares from shareholders. If the offer to repurchase interests in the Master Fund is extended, the Master Fund will receive notice of such extension. In the event that the Board determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Master Fund’s outstanding Shares as of the date of the repurchase request deadline, the Master Fund will repurchase the Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Master Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Shares tendered in a repurchase offer may decline between the repurchase request deadline and the date on which the NAV for tendered Shares is determined. In addition, the repurchase of Shares by the Master Fund will generally be a taxable event to common shareholders.

Master Feeder Fund Arrangement. The Master Fund and the Feeder Fund are part of a “master-feeder” structure. The Feeder Fund will not invest directly in Infrastructure Assets or Infrastructure Funds. Instead, it will invest substantially all of its investable assets in the Master Fund. The Master Fund, in turn, purchases, holds and sells investments in accordance with its investment objectives and policies.

A change in the investment objectives, policies or restrictions of the Master Fund may cause the Feeder Fund to seek to have its interests in the Master Fund repurchased. Alternatively, the Master Fund could seek to change its investment objectives, policies or restrictions to conform to those of the Master Fund. The investment objectives and policies of the Master Fund are not fundamental and may be changed without the approval of investors in the Master Fund (including the Feeder Fund). These investors may include other investment funds, including investment companies that, like the Master Fund, are registered under the 1940 Act, and other types of pooled investment vehicles that may or may not be investment companies registered under the 1940 Act. Investors in the Master Fund and the Feeder Fund will be notified if the Master Fund or the Feeder Fund changes its investment objectives.

Each member of the Master Fund, including the Feeder Fund, has the right to cast a number of votes based on the value of the member’s respective Shares at meetings of members called by the Board. Except for the exercise of their voting privileges, members of the Feeder Fund are not entitled to participate in the management or control of the Master Fund’s business, and may not act for or bind the Master Fund.

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CION Grosvenor Infrastructure Master Fund, LLC	Types of Investments and Related Risk Factors (Unaudited)
March 31, 2026

Interests in the Master Fund also may be held by investors other than the Feeder Fund. These investors may include other investment funds, including investment companies that, like the Master Fund, are registered under the 1940 Act, and other types of pooled investment vehicles. When investors in the Feeder Fund vote on matters affecting the Master Fund, the Feeder Fund could be outvoted by other investors. The Feeder Fund also may be adversely affected otherwise by other investors in the Master Fund.

Other investors in the Master Fund may offer shares (or interests) to their respective investors, if any, that have costs and expenses that differ from those of the Feeder Fund. Thus, the investment returns for investors in other funds that invest in the Master Fund may differ from the investment return of investors in the Feeder Fund.

Economic and market conditions and factors may materially adversely affect the value of the Master Fund’s investments.

The fees and other expenses borne directly and indirectly by the Master Fund, including those of the Feeder Fund and the fees, expenses and performance-based fees or allocations that are borne by the Master Fund as an investor in Infrastructure Funds may be higher than those of most other registered investment companies.

Restrictions on Entering into Affiliated Transactions. The Sub-Adviser will not cause the Master Fund to engage in investments alongside affiliates in private placement securities that involve the negotiation of certain terms of the private placement securities to be purchased (other than price-related terms) unless such investments are not prohibited by Section 17(d) of the 1940 Act or interpretations of Section 17(d) as expressed in SEC no-action letters or other available guidance or unless made in accordance with an exemptive order the Adviser, the Sub-Adviser, the Master Fund and affiliates of the Sub-Adviser and certain funds managed and controlled by the Sub-Adviser and its affiliates have received from the SEC that permits the Master Fund to, among other things and subject to the conditions of the order, invest in certain privately placed securities in aggregated transactions alongside certain funds advised by the Sub-Adviser, where the Sub-Adviser or its affiliates negotiates certain terms of the private placement securities to be purchased (in addition to price-related terms). The conditions contained in the exemptive order may limit or restrict the Master Fund’s ability to participate in such negotiated investments or participate in such negotiated investments to a lesser extent. An inability to receive the desired allocation to potential investments may affect the Master Fund’s ability to achieve the desired investment returns.

Withholding Risk Applicable to Infrastructure Funds. The Master Fund may have a withholding obligation with respect to interests the Master Fund purchases in Infrastructure Funds from foreign sellers. This withholding requirement may reduce the number of foreign sellers willing to sell interests in Infrastructure Funds and therefore reduce the number of investment opportunities available to the Master Fund. Additionally, if the Master Fund does not properly withhold from such foreign sellers, the Infrastructure Fund would be required to withhold on future distributions to the Master Fund, which would negatively impact the Master Fund’s returns.

Withholding Risks for Non-U.S. Holders. In addition to any potential withholding tax on ordinary dividends, a non-U.S. holder (as defined below) other than a “qualified shareholder” or a “qualified foreign pension fund,” that disposes of a “U.S. real property interest” (“USRPI”) (which includes shares of stock of a U.S. corporation whose assets consist principally of USRPIs), is generally subject to U.S. federal income tax under the Foreign Investment in Real Property Tax Act of 1980, as amended (“FIRPTA”), on the amount received from such disposition. Amounts received by a non-U.S. holder on certain dispositions of Shares (including a redemption pursuant to a repurchase request) would be subject to tax under FIRPTA if interests in the Master Fund were generally treated as USRPIs, unless (i) Shares were regularly traded on an established securities market and (ii) the non-U.S. holder did not, at any time during a specified testing period, hold more than 5% of the Master Fund’s Shares.

Annual Report | March 31, 2026	53

CION Grosvenor Infrastructure Master Fund, LLC	Types of Investments and Related Risk Factors (Unaudited)
March 31, 2026

Cyber Security Risk. Cyber security incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. Portfolio companies’, sponsors’ and their respective service providers’ information and technology systems may be vulnerable to damage or interruption from computer viruses or other malicious code, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors by their respective professionals or service providers, power, communications or other service outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. If unauthorized parties gain access to such information and technology systems, they may be able to steal, publish, delete or modify private and sensitive information. Although the Advisers and the Master Fund have implemented, and portfolio companies, sponsors and service providers may implement, various measures to manage risks relating to these types of events, such systems could prove to be inadequate and, if compromised, could become inoperable for extended periods of time, cease to function properly or fail to adequately secure private information. Breaches such as those involving covertly introduced malware, impersonation of authorized users and industrial or other espionage may not be identified even with sophisticated prevention and detection systems, potentially resulting in further harm and preventing it from being addressed appropriately. The failure of these systems and/or of disaster recovery plans for any reason could cause significant interruptions in the Advisers’, the Master Fund’s, a portfolio company’s or a sponsor’s operations and result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to the Master Fund (and shareholders) and the intellectual property and trade secrets of the Advisers, portfolio companies and sponsors. The Advisers, the Master Fund, a portfolio company or a sponsor could be required to make a significant investment to remedy the effects of any such failures, and any such failures could harm their reputations, subject them and their respective affiliates to legal claims and adverse publicity and otherwise affect their business and financial performance.

Artificial Intelligence Risk. The Master Fund is subject to risks associated with artificial intelligence, including the application of various forms of artificial intelligence such as machine learning technology. Recent technological advances in artificial intelligence, including machine learning technology, pose risks to the Master Fund and its portfolio companies. The Master Fund and its portfolio companies could be exposed to the risks of machine learning technology if third-party service providers or any counterparties use machine learning technology in their business activities. The Master Fund, the Adviser and the Sub-Adviser are not in a position to control the use of machine learning technology in third-party products or services. Use of machine learning technology could include the input of confidential information in contravention of applicable policies, contractual or other obligations or restrictions, resulting in such confidential information becoming partly accessible by other third-party machine learning technology applications and users. Machine learning technology has the potential to result in significant and disruptive changes in companies, sectors or industries, including those in which the Master Fund invests, and any such changes could create new and unpredictable operational, legal and/or regulatory risks. Machine learning technology and its applications continue to develop rapidly, and we cannot predict the risks that may arise from such developments. Machine learning technology is generally highly reliant on the collection and analysis of large amounts of data, and it is not possible or practicable to incorporate all relevant data into the model that machine learning technology utilizes to operate. Certain data in such models will inevitably contain a degree of inaccuracy and error and could otherwise be inadequate or flawed, which would be likely to degrade the effectiveness of machine learning technology. To the extent the Master Fund or its portfolio companies are exposed to the risks of machine learning technology use, any such inaccuracies or errors could adversely impact the Master Fund or its portfolio companies. In the current period of technological and commercial innovation, startups and other companies have found success disrupting traditional approaches to industry or market practices, and the frequency of such disruptions is expected to increase. Such disruptions could negatively impact the Master Fund and its investments, alter market practices on which the Master Fund's investment strategy depends to create investment returns, significantly disrupt the market in which the Master Fund operates and/or subject the Master Fund to increased competition.

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CION Grosvenor Infrastructure Master Fund, LLC	Recent Changes (Unaudited)
March 31, 2026

During the most recent fiscal year, there have been no material changes to: (i) the Master Fund’s investment objective and policies that have not been approved by shareholders, (ii) principal risk factors associated with investment in the Master Fund, (iii) the persons who are primarily responsible for the day-to-day management of the Master Fund’s portfolio; or (iv) the Master Fund’s organizational agreement that would delay or prevent a change of control of the Master Fund that has not been approved by shareholders.

Annual Report | March 31, 2026	55

CION Grosvenor Infrastructure Master Fund, LLC	More Information (Unaudited)
March 31, 2026

For a complete list of the Master Fund’s fundamental investment restrictions and more detailed descriptions of the Master Fund’s investment policies, strategies and risks, see the Master Fund’s registration statement on Form N-2 that was filed with the SEC on January 22, 2025. The Master Fund’s fundamental investment restrictions may not be changed without the approval of the holders of a majority of the outstanding voting securities, as defined in the 1940 Act.

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(b)	Not applicable.

Item 2. Code of Ethics.

(a)	CION Grosvenor Infrastructure Master Fund, LLC (the “Master Fund”) has adopted a Code of Ethics that applies to the Master Fund’s principal executive officer and principal financial officer (the “Code of Ethics”).

(b)	Not applicable.

(c)	The Master Fund has not made any amendment to its Code of Ethics during the period covered by this Form N-CSR.

(d)	There have been no waivers, including any implicit waivers, granted by the Master Fund to individuals covered by the Master Fund’s Code of Ethics during the reporting period for this Form N-CSR.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics is attached herewith as Exhibit 19(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1)	The Board of Directors of the Master Fund has determined that the Master Fund has one member serving on the Master Fund’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2)	The name of the audit committee financial expert as of the date of filing of this Form N-CSR is Dennis Zaslavsky. Dennis Zaslavsky has been deemed to be “independent” for the purpose of this Item because he is not an “interested person” of the Master Fund as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and does not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Master Fund.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

For the fiscal year ended March 31, 2026 and the period of January 22, 2025 (commencement of operations) to March 31, 2025, Ernst & Young LLP (“E&Y”), the Master Fund’s independent registered public accounting firm, billed the Master Fund aggregate fees of $225,000 and $210,000, respectively, for professional services rendered for the audit of the Master Fund’s annual financial statements or for services normally provided by E&Y in connection with statutory and regulatory filings or engagements.

(b)	Audit-Related Fees

For the fiscal year ended March 31, 2026 and the period of January 22, 2025 (commencement of operations) to March 31, 2025, the aggregate fees billed for assurance and related services rendered by E&Y that are reasonably related to the performance of the audit or review of the Master Fund’s financial statements and that are not reported under Audit Fees above were $0 and $0, respectively.

For the fiscal year ended March 31, 2026 and the period of January 22, 2025 (commencement of operations) to March 31, 2025, aggregate Audit-Related Fees billed by E&Y that were required to be approved by the Master Fund’s Audit Committee for audit-related services rendered to the Master Fund’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Master Fund (the “Affiliated Service Providers”) that relate directly to the operations and financial reporting of the Master Fund were $0 and $0, respectively.

(c)	Tax Fees

For the fiscal year ended March 31, 2026 and the period of January 22, 2025 (commencement of operations) to March 31, 2025, E&Y billed the Master Fund aggregate fees of $249,051 and $0, respectively, for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was tax compliance services for the Master Fund’s fully owned subsidiaries.

For the fiscal year ended March 31, 2026 and the period of January 22, 2025 (commencement of operations) to March 31, 2025, the aggregate Tax Fees billed by E&Y that were required to be approved by the Master Fund’s Audit Committee for tax compliance, tax advice and tax planning services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the Master Fund were $0 and $0, respectively.

(d)	All Other Fees

For the fiscal year ended March 31, 2026 and the period of January 22, 2025 (commencement of operations) to March 31, 2025, the aggregate fees billed by E&Y to the Master Fund for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0, respectively.

For the fiscal year ended March 31, 2026 and the period of January 22, 2025 (commencement of operations) to March 31, 2025, the aggregate fees in this category billed by E&Y that were required to be approved by the Master Fund’s Audit Committee for services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the Master Fund were $0 and $0, respectively.

(e)(1)	Audit Committee’s Pre-Approval Policies and Procedures

The Master Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Master Fund by the Master Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to the provision of non-auditing services to the Master Fund by the Master Fund’s independent registered public accounting firm may be waived by the Audit Committee under the circumstances described in the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(e)(2)	Percentage of Services

All of the audit and tax services described above for which E&Y billed the Master Fund fees for the fiscal year ended March 31, 2026 and the period of January 22, 2025 (commencement of operations) to March 31, 2025, were pre-approved by the Audit Committee.

For the fiscal year ended March 31, 2026 and the period of January 22, 2025 (commencement of operations) to March 31, 2025, the Master Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Master Fund by E&Y.

(f)	Not applicable.

(g)	For the fiscal year ended March 31, 2026 and the period of January 22, 2025 (commencement of operations) to March 31, 2025, aggregate non-audit fees billed by E&Y for services rendered to the Master Fund were $0 and $0, respectively.

For the fiscal year ended March 31, 2026 and the period of January 22, 2025 (commencement of operations) to March 31, 2025, aggregate non-audit fees billed by E&Y for services rendered to the Affiliated Service Providers were $0 and $0, respectively.

(h)	E&Y notified the Master Fund’s Audit Committee of all non-audit services that were rendered by E&Y to the Master Fund’s Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Master Fund’s Audit Committee to consider whether such services were compatible with maintaining E&Y’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Master Fund has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the 1934 Act. The members of the Master Fund’s Audit Committee are Kerry D. Angus, Edward J. Estrada, Dennis Zaslavsky and Andrea Zopp.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Attached to this Form N-CSR as Exhibit 19(c) is a copy of the proxy voting policies and procedures of the Master Fund and Grosvenor Capital Management, L.P., its investment sub-adviser (the “Sub-Adviser”).

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	As of the date of this filing, the portfolio managers of the Master Fund are as follows:

Scott Litman

Managing Director, Infrastructure Investments (since inception)

Mr. Litman is a member of GCM Grosvenor L.P.’s (“GCM Grosvenor”) Infrastructure Advantage Investment Committee and Real Assets Investment Committee and also serves on the Sustainability Committee. He focuses on diversified infrastructure investments and is located in GCM Grosvenor’s New York office. Prior to joining GCM Grosvenor, Mr. Litman served as a Partner at Highstar Capital and a Managing Director and Co-Portfolio Manager of Infrastructure Investments at Oaktree Capital. During his time at Highstar and Oaktree Infrastructure, he gained significant direct investment experience and served in a variety of leadership capacities, including on the Executive and Investment Committees, as well as Chief Operating Officer, General Counsel and Head of Co-Investments. Mr. Litman joined Highstar Capital in 2004 from AIG Global Investment Group, where he served as a Deputy General Counsel for Financial Services. Prior to AIG, Mr. Litman was an attorney at Paul Hastings, focusing on a broad range of large and mid-cap M&A, fund formation and private equity transactions. He has served on numerous corporate boards, including Aerostar Airport Holdings (San Juan Airport), BlackBear Midstream (f/k/a Wildcat Midstream), Footprint Power Salem Harbor Station, InterGen, N.V., Linden Cogeneration, Morongo Transmission, and Ports America. Mr. Litman also serves on the Board of the Cornell Program in Infrastructure Policy. He received his Bachelor of Arts degree, cum laude with General Honors, in History and Economics from the University of Pennsylvania and his Juris Doctor from The Cornell Law School.

Frederick Pollock, J.D.

Managing Director, Chief Investment Officer, Office of the Chairman (since inception)

Mr. Pollock is GCM Grosvenor’s Chief Investment Officer and is responsible for managing all investment-related activities for the firm. He is also a leader in co-investment and direct investing within our credit strategies, and serves on all of the firm’s Investment Committees. Prior to joining GCM Grosvenor, Mr. Pollock had various roles at Morgan Stanley, most recently within its merchant banking division, specializing in infrastructure investing, with responsibility for deal sourcing, due diligence, and management as a Board Member of various portfolio companies. He helped form the infrastructure investment group at Morgan Stanley and structured and raised capital for its initial funds. Prior to joining Morgan Stanley, he worked at Deutsche Bank, where he made investments for the firm and on behalf of clients. He received his Bachelor of Science summa cum laude in Economics from the University of Nevada and his Juris Doctor magna cum laude from Harvard Law School.

Jonathan R. Levin

President, Office of the Chairman (since inception)

Jonathan R. Levin joined GCM Grosvenor in 2011, became its President in 2017 and has served as a member of its Board since November 2020. Mr. Levin, in addition to his managerial responsibilities, serves on a number of the firm’s Investment Committees. Prior to joining GCM Grosvenor, Mr. Levin was the Treasurer and Head of Investor Relations at Kohlberg Kravis Roberts & Co. (“KKR”), where he worked from 2004 to 2011, where he was responsible for managing KKR’s balance sheet investments, engaging with public investors and industry analysts, and leading strategic projects. Prior to his role as Treasurer and Head of Investor Relations, Mr. Levin worked in KKR’s private equity business and focused on investments in the financial services industry. Mr. Levin began his career as an Analyst in the private equity group of Bear Stearns. Mr. Levin holds an A.B. in Economics from Harvard College and is a member of the board of directors of the Ann & Robert H. Lurie Children’s Hospital of Chicago, the Museum of Contemporary Art Chicago, and the Francis W. Parker School.

(a)(2)	As of March 31, 2026, the Portfolio Managers were primarily responsible for the day-to-day portfolio management of the following accounts:

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (in millions)	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance (in millions)
Scott Litman	Registered investment companies	-	$-	-	$-
	Other pooled investment vehicles	83	$22,102	80	$16,897
	Other accounts	5	$3,449	3	$996
Frederick Pollock	Registered investment companies	2	$256	-	$-
	Other pooled investment vehicles	354	$85,925	263	$62,022
	Other accounts	12	$4,799	6	$1,823
Jonathan R. Levin	Registered investment companies	2	$256	-	$-
	Other pooled investment vehicles	354	$85,925	263	$62,022
	Other accounts	12	$4,799	6	$1,823

Material Conflicts of Interest:

Certain of the Master Fund’s and CION Grosvenor Infrastructure Fund’s (the “Feeder Fund”) executive officers, Directors or Trustees (as applicable), and the employees of the Advisers, serve or may serve as officers, directors, trustees or principals of entities that operate in the same or a related line of business as the Master Fund, the Feeder Fund or of other Grosvenor or CION-advised funds (“Other Managed Funds”). As a result, they have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Feeder Fund, the Master Fund, or the Feeder Fund and Master Fund’s respective shareholders. Moreover, notwithstanding the difference in principal investment objectives between the Master Fund and the Other Managed Funds, such other funds, including potential new pooled investment vehicles or managed accounts not yet established (whether managed or sponsored by affiliates or the Advisers), have, and may from time to time have, overlapping investment objectives with the Master Fund and Feeder Fund and, accordingly, invest in, whether principally or secondarily, asset classes similar to those targeted by the Master Fund and Feeder Fund. To the extent the Other Managed Funds have overlapping investment objectives, the scope of opportunities otherwise available to the Feeder Fund or Master Fund may be adversely affected and/or reduced. Additionally, certain employees of the Advisers and their management face conflicts in their time management and commitments as well as in the allocation of investment opportunities to other Grosvenor funds.

The results of the Feeder Fund’s and Master Fund’s investment activities may differ significantly from the results achieved by the Other Managed Funds. It is possible that one or more of such funds will achieve investment results that are substantially more or less favorable than the results achieved by the Feeder Fund or Master Fund. Moreover, it is possible that the Feeder Fund or Master Fund will sustain losses during periods in which one or more affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Adviser affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Master Fund in certain markets.

In the event investment opportunities are allocated among the Feeder Fund, the Master Fund and Other Managed Funds, the Feeder Fund or Master Fund may not be able to structure its investment portfolio in the manner desired. However, the Master Fund and the Feeder Fund may co-invest with funds managed by Grosvenor or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations, its allocation procedures or pursuant to the conditions of an exemptive order.

From time to time, and in compliance with the 1940 Act, applicable law and Securities and Exchange Commission Staff guidance, the Feeder Fund, the Master Fund and the Other Managed Funds may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities.

The Advisers, their affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Master Fund or Feeder Fund have invested, and those activities may have an adverse effect on the Feeder Fund or Master Fund. As a result, prices, availability, liquidity and terms of the Feeder Fund’s or Master Fund’s investments may be negatively impacted by the activities of the Advisers and their affiliates or their clients, and transactions for the Feeder Fund or Master Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The Advisers may enter into transactions and invest in securities, instruments and currencies on behalf of the Feeder Fund or Master Fund in which customers of its affiliates, to the extent permitted by applicable law, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction would generally be adverse to the interests of the Feeder Fund or Master Fund, and such party would have no incentive to assure that the Feeder Fund or Master Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the Feeder Fund or Master Fund may enhance the profitability of the Advisers or their affiliates. One or more affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Feeder Fund or Master Fund invests or which may be based on the performance of the Feeder Fund or Master Fund. The Master Fund or Feeder Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Adviser affiliates and may also enter into transactions with other clients of an affiliate where such other clients have interests adverse to those of the Master Fund and Feeder Fund.

The Master Fund will be required to establish business relationships with its counterparties based on its own credit standing. Neither the Advisers nor any of their affiliates will have any obligation to allow its credit to be used in connection with the Master Fund’s establishment of its business relationships, nor is it expected that the Master Fund’s counterparties will rely on the credit of the Advisers or their affiliates in evaluating the Master Fund’s creditworthiness.

The Advisers are paid a fee based on a percentage of the Master Fund’s net assets. The participation of the Advisers’ investment professionals in the valuation process therefore results in a conflict of interest. The Advisers also have a conflict of interest in deciding whether to cause the Master Fund to incur leverage or to invest in more speculative investments or financial instruments, which increase the assets or the yield of the Funds and, accordingly, the management fee received by the Adviser. Certain other Grosvenor-advised funds pay the Sub-Adviser or its affiliates performance-based compensation, which could create an incentive for the Sub-Adviser or affiliate to favor such investment fund or account over the Funds.

By reason of the various activities of the Advisers and their affiliates, the Advisers and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Master Fund investments that otherwise might have been purchased or be restricted from selling certain Master Fund investments that might otherwise have been sold at the time.

The Advisers have adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that the Advisers believe such voting decisions to be in accordance with its fiduciary obligations.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

The Advisers’ financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The portfolio managers may receive, all or some combination of, salary, an annual bonus and interests in the carried interest in certain of the Sub-Adviser’s funds. Generally, when portfolio managers receive base compensation, it is based on their individual seniority and their position within the firm.

In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation may be based on individual seniority and contribution.

(a)(4)	Ownership of Securities

The following table sets forth, for each Portfolio Manager, the aggregate dollar range of the Master Fund’s equity securities beneficially owned as of March 31, 2026.

Portfolio Manager	Dollar Range of Master Fund Shares Beneficially Owned
Scott Litman	None
Frederick Pollock	None
Jonathan R. Levin	None

(b)	Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None during the period covered by this Form N-CSR filing pursuant to a plan or program.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Master Fund’s Board of Directors during the period covered by this Form N-CSR filing.

Item 16. Controls and Procedures.

(a)	The Master Fund’s principal executive and principal financial officers have concluded that the Master Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Master Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Master Fund’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	The registrant’s Sarbanes Oxley Code of Ethics is attached hereto in response to Item 2(f).

(a)(2)	Not applicable.

(a)(3)	The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	Proxy voting policies and procedures of the Master Fund and its investment adviser are attached hereto in response to Item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Master Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CION GROSVENOR INFRASTRUCTURE MASTER FUND, LLC

By:	/s/ Michael A. Reisner
Michael A. Reisner
Co-President and Co-Chief Executive Officer
(Principal Executive Officer)

Date:	June 5, 2026

By:	/s/ Mark Gatto
Mark Gatto
Co-President and Co-Chief Executive Officer
(Principal Executive Officer)

Date:	June 5, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Master Fund and in the capacities and on the dates indicated.

By:	/s/ Michael A. Reisner
Michael A. Reisner
Co-President and Co-Chief Executive Officer
(Principal Executive Officer)

Date:	June 5, 2026

By:	/s/ Mark Gatto
Mark Gatto
Co-President and Co-Chief Executive Officer
(Principal Executive Officer)

Date:	June 5, 2026

By:	/s/ Robert Lehr
Robert Lehr
Chief Financial Officer
(Principal Financial Officer)

Date:	June 5, 2026